REINSURANCE

AGREEMENT

Between

WESTERN LIFE INSURANCE COMPANY

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Inspected By	K
Date	11-14-85

Policy Forms Subject to Reinsurance Hereunder	Appendix I
Retention Limits of the REINSURED	Schedule A
Maximum Amounts which the REINSURED may cede Automatically	Schedule B
Conditional Receipt Coverage	Schedule B, Part I
REINSURED’S Conditional Receipt	Schedule B, Part II
Facultative Application	Schedule C
Policy Detail. Report	Schedule C, Part I
Summary Premium Report	Schedule C, Part II
Policy Exhibit	Schedule C, Part III
Quarterly Reserve Report	Schedule C, Part IV
Reinsurance Premium Rates	Schedule D, Parts I & II

REINSURANCE AGREEMENT

between

WESTERN LIFE INSURANCE COMPANY
of
St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,” and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

of

Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

REINSURANCE COVERAGE

1.     On the basis hereinafter stated, the REINSURED’S excess as shown in Appendix I of individual ordinary Life, Waiver of Premium Disability, and Accidental Death insurance issued by the REINSURED on the policy forms listed in Appendix I shall be reinsured with the LINCOLN automatically or shall be submitted to the LINCOLN on a facultative basis, or shall be reinsured with the LINCOLN as continuations. A continuation is a new policy replacing a policy issued earlier by the REINSURED (“original policy”) or a change in an existing policy issued or made either (a) in compliance with the terms of the original policy or (b) without the same new underwriting information the REINSURED would obtain in the absence of the original policy, without a suicide exclusion period or a contestable period as long as those contained in new issues by the REINSURED, or without the payment of the same commissions in the first year that the REINSURED would have paid in the absence of the original policy.

2.     Subject to the prior approval of the LINCOLN in the case of facultative reinsurance, the liability of the LINCOLN shall begin simultaneously with that of the REINSURED. In no event shall the reinsurance be in force and binding unless the insurance issued directly by the REINSURED is in force and unless the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the REINSURED was properly licensed.

3.     Life and Accidental Death reinsurance under this agreement shall be term insurance for the amount at risk on the portion of the insurance which is reinsured with the LINCOLN. The amount of reinsurance shall be the death benefit provided by the portion of the insurance which is reinsured with the LINCOLN. The amount at risk on a policy shall be the death benefit of the policy less the cash value under the policy. The portion reinsured shall be the amount at risk on the policy less the REINSURED’S retention on the policy. The basis for determining the amount at risk may be changed for new reinsurance by agreement between the REINSURED and the LINCOLN.

4.     If the face amount of the policy changes, the portion reinsured hereunder shall continue to be determined as described in paragraph 3 of this article.  If the face amount increases subject to the approval of the REINSURED, provisions of the “REINSURANCE LIMITS” article hereof shall apply to the increase in reinsurance hereunder.  If the face amount increases and such increase is not subject to the REINSURED’S approval, the LINCOLN shall accept automatically increases in reinsurance arising from such increases in the face amount.

5.     Reinsurance of Disability insurance shall follow the original forms of the REINSURED.

6.     If the REINSURED issues a policy as a continuation of a policy reinsured under this agreement, reinsurance of the continuation shall continue with the LINCOLN. Such reinsurance shall be in effect under the reinsurance agreement between the REINSURED and the LINCOLN which provides reinsurance of the policy form issued as a continuation if there is such an agreement in effect on the effective date of the continuation; otherwise, reinsurance shall be in effect under the terms of this agreement.

7.     The amount of reinsurance under this agreement shall be maintained in force without reduction so long as the amount of insurance carried by the REINSURED on the life remains in force without reduction, except as provided in the “PAYMENT OF REINSURANCE PREMIUMS” and “INCREASE IN LIMIT OF RETENTION” articles.

REINSURANCE LIMITS

1.     If the following conditions are met, reinsurance may be ceded automatically under this agreement in amounts not to exceed those specified in Schedule B.

(a)         The REINSURED shall retain its limit of retention.

(b)         The sum of the amount of insurance already in force on that life in the REINSURED and the amount applied for from the REINSURED on the current application shall not exceed the sum of the appropriate automatic limit shown in Schedule B and the REINSURED’S maximum limit of retention for the mortality class, plan of insurance, and age at issue on the current application.

(c)          The sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

(d)         The REINSURED has not made facultative application for reinsurance of the current application.

(e)          The policy was issued in accordance with the REINSURED’S normal individual ordinary life underwriting rules and practices.

(f)           The policy is not a continuation.

2.     Applications which the REINSURED does not care to cede to the LINCOLN automatically or which may not be so ceded under the terms of this agreement and which do not arise from continuations shall be submitted for reinsurance on a facultative basis.

3.     Except for the additional coverage provided in Schedule B, Part I, the LINCOLN shall have no liability under facultative applications for reinsurance unless the REINSURED has accepted the LINCOLN’S offer to reinsure.

4.     Continuations shall be reinsured under this agreement only if the original policy was reinsured with the LINCOLN; the amount of reinsurance under this agreement shall not exceed the amount of the reinsurance of the original policy with the LINCOLN immediately prior to the conversion.

PLACING REINSURANCE IN EFFECT

1.     To effect reinsurance, the REINSURED shall, within fifteen working days after the end of each month mail to the LINCOLN a report in substantial accord with Schedule C, Parts I, II, and III.

2.     The REINSURED shall send to the LINCOLN within seven working days after the end of each quarter reports in substantial accord with Schedule C, Part IV.

3.     When the REINSURED submits a risk to the LINCOLN for reinsurance upon a facultative basis, a facultative application for such reinsurance shall be made on a form in substantial accord with Schedule C. Copies of the original applications, all medical examinations, microscopical reports, inspection reports, and all other information which the REINSURED may have pertaining to the insurability of the risk shall accompany the application. Upon receipt of such application, the LINCOLN shall immediately examine the papers and shall notify the REINSURED of its underwriting action as soon as possible.

4.     All offers of reinsurance made by the LINCOLN under this agreement shall, unless otherwise terminated by the LINCOLN, automatically terminate on the earlier of (a) the date the LINCOLN receives notice from the REINSURED of its withdrawal of its application and (b) the later of (i) the date 120 days after the date the offer was made by the LINCOLN and (ii) the date specified in the LINCOLN’S approval of a written request from the REINSURED to grant an extension of the offer.

COMPUTATION OF REINSURANCE PREMIUMS

1.     The premium to be paid to the LINCOLN for Life reinsurance shall be the sum of:

2.     The portions of the reinsurance premiums described in the subparagraphs of the preceding paragraph shall hereinafter be referred to as the basic premium.

3.     The premium charged the REINSURED for increases in reinsurance hereunder described in paragraph 4 of the “REINSURANCE COVERAGE” article hereof shall be computed using the age and date of issue of the policy if the increase in face amount is not subject to approval of the REINSURED and using the age at and date of the increase if the increase in face amount is subject to the REINSURED’S approval.

4.     For technical reasons relating to the uncertain status of deficiency reserve requirements by the various state insurance departments, Life reinsurance rates cannot be guaranteed for more than one year. On all reinsurance ceded at these rates, however, the LINCOLN anticipates continuing to accept premiums on the basis of the rates shown in Schedule D.

5.     The premium to be paid the LINCOLN for reinsurance of Supplemental Benefits shall be as shown in Schedule D.

PAYMENT OF REINSURANCE PREMIUMS

1.     The REINSURED shall send the LINCOLN each month a report in substantial accord with Schedule C, Part II, showing all outstanding first-year policies for which the REINSURED’S records have been completed and all renewal reinsurance premiums on reinsurance policies having anniversaries in the preceding month.

2.     The amount due the LINCOLN shall accompany such report; if the amount is due the REINSURED, the LINCOLN shall remit such amount to the REINSURED within fifteen days of receipt of the report. Premiums for reinsurance hereunder are payable at the Home Office of the LINCOLN or any other location specified by the LINCOLN and shall be paid on a monthly basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

3.     The payment of reinsurance premiums in accordance with the provisions of the preceding paragraph shall be a condition precedent to the liability of the LINCOLN under reinsurance covered by this agreement. In the event that reinsurance premiums are not paid as provided in the preceding paragraph, the LINCOLN shall have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the LINCOLN elects to exercise its right of termination, it shall give the REINSURED thirty days notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty-day period, are not paid before the expiration of such period, the LINCOLN shall thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid. Policies on which reinsurance premiums subsequently fall due will automatically terminate if reinsurance premiums are not paid when due as provided in paragraph 2 of this article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums in arrears; but, in the event of such reinstatement, the LINCOLN shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The LINCOLN’S right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty-day notice period.

SETTLEMENT OF CLAIMS

1.     The REINSURED shall give the LINCOLN prompt notice of any claim submitted on a policy reinsured hereunder and prompt notice of the instigation of any legal proceedings in connection therewith. Copies of proofs or other documents bearing on such claim or proceeding shall be furnished to the LINCOLN when requested.

2.     The LINCOLN shall accept the good faith decision of the REINSURED in settling any claim or suit and shall pay, at its Home Office, its share of net reinsurance liability upon receiving proper evidence of the REINSURED’S having settled with the claimant. Payment of net reinsurance liability on account of death or dismemberment shall be made in one lump sum. In settlement of reinsurance liability for Waiver of Premium Disability benefits, the LINCOLN shall pay to the REINSURED its proportionate share of the gross premium waived.

3.     If the REINSURED should contest or compromise any claim or proceeding, and the amount of net liability thereby be reduced, the LINCOLN’S reinsurance liability shall be reduced in the proportion that the net liability of the LINCOLN bore to the sum of the retained net liability of the REINSURED and the net liability of other reinsurers existing as of the occurrence of the claim.

4.     Any unusual expenses incurred by the REINSURED in defending or investigating a claim for policy liability or in taking up or rescinding a policy reinsured hereunder shall be participated in by the LINCOLN in the same proportion as described in paragraph 3, above.

5.     In no event shall the following categories of expenses or liabilities be considered, for purposes of this agreement, as “unusual expenses” or items of “net reinsurance liability:”

(a)         routine investigative or administrative expenses;

(b)         expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits which the REINSURED admits are payable;

(c)          expenses, fees, settlements, or judgments arising out of or in connection with claims against the REINSURED for punitive or exemplary damages;

(d)         expenses, fees, settlements, or judgments arising out of or in connection with claims made against the REINSURED and based on alleged or actual bad faith, failure to exercise good faith, or tortious conduct.

6.     For purposes of this agreement, penalties, attorney’s fees, and interest imposed automatically by statute against the REINSURED and arising solely out of a judgment being rendered against the REINSURED in a suit for policy benefits reinsured hereunder shall be considered “unusual expenses.”

7.     In the event that the amount of insurance provided by a policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the net reinsurance liability of the LINCOLN shall increase or reduce in the proportion that the net reinsurance liability of the LINCOLN bore to the sum of the net retained liability of the REINSURED and the net liability of other reinsurers immediately prior to the discovery of such misstatement of age or sex. Reinsurance policies in force with the LINCOLN shall be reformed on the basis of the adjusted amounts, using premiums and reserves applicable to the correct age and sex. Any adjustment in reinsurance premiums shall be made without interest.

8.     The LINCOLN shall refund to the REINSURED any reinsurance premiums, without interest, unearned as of the date of death of the life reinsured hereunder.

EXPERIENCE REFUNDS

PREMIUM TAX REIMBURSEMENT

The LINCOLN shall not reimburse the REINSURED for any taxes the latter may be required to pay with respect to reinsurance hereunder.

POLICY CHANGES

If a change is made in the policy issued by the REINSURED to the insured which affects reinsurance hereunder, the REINSURED shall immediately notify the LINCOLN of such change.

RElNSTATEMENTS

If a policy reinsured hereunder lapses for nonpayment of premium and is reinstated in accordance with its terms and the rules of the REINSURED, the LINCOLN shall automatically reinstate its reinsurance under such policy. The REINSURED shall pay the LINCOLN all reinsurance premiums in arrears in connection with the reinstatement with interest at the same rate and in the same manner as the REINSURED received under its policy.

EXPENSES

The REINSURED shall bear the expense of all medical examinations, inspection fees, and other charges incurred in connection with the original policy.

REDUCTIONS

1.     Except as otherwise provided in paragraph 3 of the “REINSURANCE COVERAGE” article hereof, if a portion of the insurance issued by the REINSURED on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced as hereinafter provided to restore, as far as possible, the retention level of the REINSURED on the risk, provided, however, that the REINSURED shall not assume on any policy being adjusted as provided in this article an amount of insurance in excess of the higher of, for the retention category of that policy, (a) its retention limit at the time of issue of that policy and (b) the retention limit of that policy as already adjusted by the provisions of the “INCREASE IN LIMIT OF RETENTION” article.            The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific policy under which insurance terminated. The reinsurance of the LINCOLN shall be reduced by an amount which is the same proportion of the amount of reduction so applied as the reinsurance of the LINCOLN on the policy bore to the total reinsurance of the policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the LINCOLN again being determined on a proportional basis.

2.     The LINCOLN shall return to the REINSURED any basic life reinsurance premiums and any reinsurance premiums for Supplemental benefits, without interest thereon, paid to the LINCOLN for any period beyond the date of reduction of reinsurance hereunder.

INSPECTION OF RECORDS

The LINCOLN shall have the right at any reasonable time to inspect, at the office of the REINSURED, all books and documents relating to the reinsurance under this agreement.

INCREASE IN LIMIT OF RETENTION

1.     The REINSURED may increase its limit of retention and may elect, subject to the other provisions of this article, to: (a) continue unchanged reinsurance then in force under this agreement; (b) make reductions in both standard and substandard reinsurance then in force under this agreement; or (c) make reductions in standard reinsurance then in force under this agreement. The increased limit of retention shall be effective with respect to new reinsurance on the date specified by the REINSURED subsequent to written notice to the LINCOLN. Such written notice shall specify the new limit of retention, the effective date thereof, and the election permitted by the first sentence of this paragraph. If the REINSURED makes election (b) or (c), the amount of reinsurance shall be reduced, except as hereinafter provided, to the excess, if any, over the REINSURED’S new limit of retention.

2.     No reduction shall be made in the amount of any reinsurance policy unless the REINSURED retained its maximum limit of retention for the plan, age, and mortality classification at the time the policy was issued, nor shall reductions be made unless held by the REINSURED at its own risk without benefit of any proportional or nonproportional reinsurance other than catastrophe accident reinsurance. In the case of Life and Disability reinsurance, no reduction shall be made in any class of reinsurance fully reinsured; Accidental Death Benefits fully reinsured because the REINSURED retains Life insurance first and then Accidental Death Benefits may be reduced as herein provided, but other fully reinsured Accidental Death Benefits may not. No reduction shall be made in any Supplemental Benefits reinsured on a Life reinsurance cession unless the Life reinsurance is also being reduced as described hereunder.  The plan, age, and mortality classification at issue shall be used to determine the REINSURED’S new retention on any life on which reinsurance policies are reduced in accordance with the provisions of this article.

3.     The reduction in each reinsurance policy shall be effective upon the reinsurance renewal date of that policy first following the effective date of the increased limit of retention or upon the tenth reinsurance renewal date of the reinsurance policy, if later.  If there is reinsurance in other reinsurers on a life on whom a reinsurance policy will be reduced hereunder, the LINCOLN shall share in the reduction in the proportion that the amount of reinsurance of the LINCOLN on the life bore to the amount of reinsurance of other reinsurers on the life.

4.     In the event the REINSURED overlooks any reduction in the amount of a reinsurance policy which should have been made on account of an increase in the REINSURED’S limit of retention, the acceptance by the LINCOLN of reinsurance premiums under such circumstances and after the effective date of the reduction shall not constitute or determine a liability on the part of the LINCOLN for such reinsurance. The LINCOLN shall be liable only for a refund of premiums so received, without interest.

OVERSIGHTS

It is understood and agreed that, if failure to comply with any terms of this agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either the REINSURED or the LINCOLN, both the REINSURED and the LINCOLN shall be restored to the positions they would have occupied had no such misunderstanding or oversight occurred.

ARBITRATION

1.     It is the intention of the REINSURED and the LINCOLN that the customs and practices of the life insurance and life reinsurance industry shall be given full effect in the operation and interpretation of this agreement. The parties agree to act in all things with the highest good faith. If the REINSURED or the LINCOLN cannot mutually resolve a dispute which arises out of or relates to this agreement, however, the dispute shall be decided through arbitration. The arbitrators shall base their decision on the terms and conditions of this agreement plus, as necessary, on the customs and practices of the life insurance and life reinsurance industry rather than solely on a strict interpretation of the applicable law.

2.     To initiate arbitration, either the REINSURED or the LINCOLN shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of its receipt. At that time, the party also shall assert any dispute it may have which arises out of or relates to this agreement.

3.     The arbitration hearing shall be before a panel of three arbitrators, each of whom must be present or former officers of life insurance or life reinsurance companies other than the REINSURED or the LINCOLN or either’s affiliates. The REINSURED and the LINCOLN shall each appoint one arbitrator by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. These two arbitrators shall then select the third arbitrator within fourteen (14) additional days of the date of the mailing of the notification initiating the arbitration. Should either the REINSURED or the LINCOLN fail to appoint an arbitrator, or should the two arbitrators be unable to agree upon the choice of a third arbitrator, such appointment shall be left to the president of the American Council of Life Insurance or of its successor organization. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

4.     The arbitration hearing shall be held on the date fixed by the arbitrators. In no event shall this date be later than six months after the appointment of the third arbitrator. The arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden. of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision, from which there shall be no appeal and which any court having jurisdiction of the subject matter and the parties may reduce to judgment. In their decision, the arbitrators shall apportion the costs of arbitration, which shall include but not be limited to their own fees and expenses, as they deem appropriate.

CHOICE OF LAW AND FORUM

Indiana law shall govern the terms and conditions of the agreement. In the case of an arbitration, the arbitration hearing shall take place in Fort Wayne, Indiana, and the Uniform Arbitration Act as outlined in IND. CODE ANN. 34-4-2-1 - 34-4-2-22 (1973 and cum. supp. 1984) shall control.

INSOLVENCY

1.     In the event of the insolvency of the REINSURED, all reinsurance shall be payable directly to the liquidator, receiver, or statutory successor of said REINSURED, without diminution because of the insolvency of the REINSURED.

2.     In the event of insolvency of the REINSURED, the liquidator, receiver, or statutory successor shall give the LINCOLN written notice of the pendency of a claim on a policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the LINCOLN may investigate such claim and interpose, in the name of the REINSURED (its liquidator, receiver, or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the LINCOLN may deem available to the REINSURED or its liquidator, receiver, or statutory successor.

3.     The expense thus incurred by the LINCOLN shall be chargeable, subject to court approval, against the REINSURED as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the REINSURED solely as a result of the defense undertaken by the LINCOLN. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the REINSURED.

PARTIES TO AGREEMENT

This is an agreement for indemnity reinsurance solely between the REINSURED and the LINCOLN. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the LINCOLN and the insured or the beneficiary under any policy reinsured hereunder.

EXECUTION AND DURATION OF AGREEMENT

The provisions of this reinsurance agreement shall be effective with respect to policies for which the date on which application was first made to the REINSURED is on or after the first day of April, 1985, but in no event shall this agreement become effective unless and until it has been duly executed by two officers of the LINCOLN at its Home Office in Fort Wayne, Indiana. This agreement shall be unlimited as to its duration but may be terminated at any time, insofar as it pertains to the handling of new reinsurance thereafter, by either party giving three months’ notice of termination in writing. The LINCOLN shall continue to accept reinsurance during the three months aforesaid and shall remain liable on all reinsurance granted under this agreement until the termination or expiry of the insurance reinsured.

IN WITNESS WHEREOF the said

WESTERN LIFE INSURANCE COMPANY
of
St. Paul, Minnesota,

and the said

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

of
Fort Wayne, Indiana,

have by their respective officers executed and delivered these presents in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Date	1-29-86	Date	1-29-86

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice President		Assistant Secretary

Date	2-25-86	Date	2-19-86

APPENDIX I

Insurance Forms Subject to Reinsurance under this Agreement

A.                                                  percent of the REINSURED’S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

	Dates		Letters
Plan	From	Through	From	Through

Universal Life (Form L17)	4-1-85	—	H	O
Automatic Increase Rider	4-1-85	—	H	O

B.                       Continuations of the REINSURED’S issues to any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

SCHEDULE A

[Redacted]

Retention Limits of the REINSURED

Life*

Waiver of Premium Disability

SCHEDULE B

[Redacted]

Maximum Amounts which the REINSURED may cede Automatically

Life

Waiver of Premium Disability

The REINSURED may cede automatically Waiver of Premium Disability reinsurance in amount applicable to the amount of Life reinsurance ceded automatically not to exceed the following:

Accidental Death Benefits

SCHEDULE B, PART I

Temporary Insurance Agreement

In addition to the automatic coverage otherwise provided under this agreement, if the REINSURED shall become liable, as a result of having issued a temporary insurance agreement, for a death claim of an amount which, together with the amount retained by the REINSURED under previously-issued policies, if any, exceeds its own limit of retention applicable to the mortality class, plan of insurance, and age at issue for which a premium was collected, the LINCOLN shall accept reinsurance of such excess automatically in an amount not to exceed $1,000,000.

This additional automatic coverage shall apply to insurance which is covered under this agreement (as specified in paragraph 1 of the “REINSURANCE COVERAGE” article) but which does not meet all the conditions outlined in paragraph 1 of the “REINSURANCE LIMITS” article. In any case, this additional reinsurance shall terminate when facultative reinsurance is completed.

A copy of any temporary insurance agreement form of the REINSURED issued in connection with any policy form eligible for reinsurance under this agreement is attached as Schedule B, Part II. The REINSURED shall notify the LINCOLN immediately of any change in such form. The liability of the LINCOLN for additional coverage under this Schedule B shall be applicable only with respect to temporary insurance agreement forms which have been reviewed and accepted by the LINCOLN for purposes of such additional coverage.

SCHEDULE B, PART II

TEMPORARY INSURANCE AGREEMENT (To be given to the applicant if payment is made)

This Agreement provides a Limited Amount of insurance coverage, for a Limited Period of time, subject to the terms of this agreement.

AMOUNT OF LIFE INSURANCE COVERAGE—$300,000 MAXIMUM

The proposed insured dies while this temporary insurance is in effect, we will pay to the named beneficary the lesser of (a) the amount of all the death benefits applied for in the application. Including any accidental death or other optional beneifts, if applicable or (b) $300,000 This total benefit limit applies to all insurance applied for under conditional receipts and temporary insurance agreements with us and any other companies.

AMOUNT OF HEALTH INSURANCE COVERAGE—$24,000 OVERALL MAXIMUM AND 12 MONTH BENEFIT LIMIT

Temporary coverage under this agreement will provide the same benefits, and be subject to the same terms as would apply under the policy had it become effective, except for the following limitations on our aggregate liability.

Our aggregate liability on account of all temporary coverage (including accidental death or other optional benefits, if applicable) under conditional receipts and temporary insurance agreements with us and any other companies is limited to the amounts indicated below. These amounts apply to all persons not each person proposed for any coverage in the application.

Type of Insurance	Maximum Benefit

Disability Income

Up to $2,000 per month (subject to a maximum $24,000 total benefit payment and a maximum benefit period of 12 months) provided the proposed insured qualifies for the amount applied for in accordance with our underwriting rules and practices.

Hospital Indemnity	Up to $24,000 maximum total benefits, subject to a maximum benefit period of 12 months.

WHEN COVERAGE BEGINS

Temporary insurance under this agreement will begin on the date this agreement is signed but only if (1) Part I of the application has been completed on the same date or prior to the date of this agreement, (2) Health Questions 17 A, B and C are answered No, and (3) the full modal premium is collected.

Received $	for Insurance on
		name(s) of proposed insured(s)

Signed this	day of	19
			Signature at Agent

(over)

NOTE: THIS FORM MUST BE GIVEN TO THE APPLICANT BEFORE THE APPLICATION IS SIGNED

NOTICE OF INFORMATION PRACTICES

To underwrite and service your insurance coverage, we need certain information about you. The amount and type of information we collect may vary depending on the amount and type of coverage you have applied for. In general, we will seek information about your age occupation, physical condition, health history, mode of living, activities, and other personal characteristics. We may collect information by letter, phone, or personal contact.

Your application gives us most of the information we need to underwrite your coverage. We may, however, collect or verify information by contacting other parties. Typically, these are physicians, clinics or hospitals that have provided care for you (or family members proposed for coverage), other insurers to whom you may have applied for coverage, and MIB, Inc.

Your agent will complete a report giving us information about your financial status and the purpose of the coverage. He or she may also collect information for updating and improving your insurance or investment program.

INVESTIGATIVE CONSUMER REPORT

To verify or add to information you have given us, we may request an investigative report from a consumer reporting agency. The report may include information about your character, habits residence, occupation, income, financial status, aviation and hazardous activities, and medical history including mental illness and the use of drugs or alcohol. Sources of this information may include your friends, neighbors, and associates. The consumer reporting agency may keep a copy of the report. They may disclose its contents to others for whom they perform similar services. If you request it, we will supply the name, address and telephone number of the nearest disclosing unit of the consumer reporting agency through which you may obtain a copy of the report.

Instead of requesting a commercial consumer report, we may contact you directly to obtain information.

DISCLOSURE NOTICE—MIB, INC. (MEDICAL INFORMATION BUREAU)

Information regarding your insurability will be treated as confidential. The Company or its reinsurer(s) may, however, make a brief report to the MIB, Inc., a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request will supply that Company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician.) If you question the accuracy of information in the Bureau’s file you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau’s information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

The Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

CHECK:	☐ Automatic	or ☐ Facultative	*TRANSACTION TYPE	APPLICATION TO:
	☐ PR	or ☐ Coinsurance	(See Reserve Side)
	☐ Medical	or ☐ Non-Medical

STATE OF
INSURED’S NAME	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	AGE BASIS

JOINT INSURED	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	JOINT AGE

ORIGINAL POLICY NO.	ISSUE DATE	DATE OF APP	SHORT TERM FROM	PLAN(S)	RATE BOOKED	RESERVE BASIS

CEDING COMPANY >	Check Reins. Prem. Type: ☐ SMOKER
☐ NON-SMOKER ☐ AGGREGATE ☐ OTHER PREF

LIFE
BASE PLAN	TERM RIDER	DIS	ADB	Will Policy Contain:
PREVIOUS IN FORCE	$	$	$	$	☐ Aviation Exclusion Provision
☐ Guaranteed Insurability Option
PREVIOUS RETAINED	☐ Increasing Insurance Rider
☐ Term Insurance Dividend Option
ISSUED THIS POLICY	(Is option limited to cash value ☐ Yes ☐ No)
[Redacted]	☐ Check if Applicant has withheld MIB Authorization
RETAINED THIS POLICY

RATING, IF SUBSTANDARD

REINSURED THIS CESSION

FACULTATIVE UNDERWRITING DATA

Underwriting Papers: Check Appropriate Column					Reason for submitting Facultatively:
			Data Outstanding	Not Obtained
		Attached			☐ Over Automatic Limit	☐ Medical Reasons

	Application				☐ Financial Reasons	☐ Other Non-Medical
Examination
	HOS				Describe:
EKG (s)
	X-Ray				Has money been accepted with the Application? ☐ Yes ☐ No
	SMA - Blood Study	[Redacted]
APS	Dr				Is risk being submitted to other Reinsures? ☐ Yes ☐ No
Dr
	IR				Other companion cases also submitted:
Questionnaires
	Financial Data				Remarks:
	Other	(describe)

NOTE: Unless otherwise stated, LNL’s offer to reinsure is valid for 120 days from date of last facultative underwriting action.

*TRANSACTION TYPE MUST BE INDICATED	SCHEDULE C	Underwriter
Date

[Redacted]

SCHEDULE C, PART I

[Redacted]

Policy Detail Report

               , 19

Risk Premium Reinsurance

For each policy show:

1.                        Full name of insured

2.                        Sex

3.                        Date of Birth

4.                        Joint Insured (when applicable)

•Full name

•Sex

•Date of Birth

5.                        Amount of Previous In-force within Client Company

6.                        Amount of Previous Retention

7.                        Amount of New Policy

8.                        Amount of New Retention

9                           Amount of New Reinsurance Ceded to LINCOLN

10.                  Policy Number

11.                  Plan and/or Plan Code

12.                  Issue Date

13.                  Transaction Code

14.                  Automatic/Facultative Indicator

15.                  Underwriting Basis

16.                  Rating

17.                  Foreign Currency Code

18.                  Par/Non Par Indicator

19.                  Current Premiums

(a)        Standard Life

(b)        Substandard Table Extras

(c)        Substandard Flat Extras

(d)        Accidental Death Benefits

(e)        Waiver of Premium

20.                  Total Premium Due

21.                  Current Net Amount at Risk

22.                  Current Policy Fee

23.                  Mode Indicator

Please provide separate reports for first year and renewal reinsurance.

BRPR

6/82

SCHEDULE C, PART II

Summary Premium Report

                        ,   19

Risk Premium Reinsurance

Total first year basic Life Premiums

Total first year Policy Fees

Total first year Disability Premiums

Total first year Accidental Death Benefits Premiums

Total first year Premiums Due

Total renewal basic Life Premiums

Total renewal Policy Fees

Total renewal Disability Premiums

Total renewal Accidental Death Benefits Premiums

Total renewal Premiums Due

Grand Total

SCHEDULE C, PART III

Policy Exhibit

[Redacted]

                    ,19

Risk Premium Reinsurance

Current Period			Year-to-Date
	Number of Policies	Amount of Reinsurance		Number of Policies	Amount of Reinsurance
In-force Beg. of Period			In-force Beg. of Year
Issues-Automatic			Issues-Automatic
Issues-Facultative			Issues-Facultative
Cancellations (NTO’s)			Cancellations (NTO’s)
Reinstates from Cancels			Reinstates from Cancels
Other Increases (Include other reinstatements)	[Redacted]		Other Increases (Include other reinstatements)	[Redacted]
Total Increases			Total Increases
Deaths			Deaths
Recaptures			Recaptures
Expiries & maturities			Expiries & maturities
Lapses & Surrenders			Lapses & Surrenders
Other Decreases in Coverage			Other Decreases in Coverage
Total Decreases			Total Decreases
In-force End of Period			In-force Year-to-Date

SCHEDULE C, PART IV

[Redacted]

Quarterly Reserve Report

Mean Reserves as of End of                  Quarter, 19

Risk Premium Reinsurance

Life

Accidental Death Benefits

Waiver of Premium

Mortality Table

Rate of Interest

SCHEDULE D, PART I

[Redacted]

Reinsurance Premium Rates

Fully Underwritten Issues

Standard Risks

Substandard Risks

Continuations to Issues Reinsured Hereunder

The premium rates for newly-issued policies reinsured under this agreement issued as continuations and in compliance with the terms of the original policy shall be determined as though the continuation was issued on the same date and at the same issue age as the original policy, unless the agreement governing the original policy specifies otherwise.

Continuations from Issues Reinsured Hereunder

The reinsurance premium shall be as described in the agreement to which covers the new policy. For purposes of calculating premiums for continuations, the continuation shall be determined as though it was issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy Fees

Notwithstanding the method used to calculate the reinsurance premium rate described herein, for purposes of determining the appropriate policy fee only, a continuation shall be considered a renewal issue if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a first-year policy fee on reinsurance of the original policy.

Waiver of Premium Disability and Payor Benefits

[Redacted]

Accidental Death Benefits

[Redacted]

Based on the classification of the occupational manual of the REINSURED:

[Redacted]

SCHEDULE D, PART II

[Redacted]

Reinsurance Premium Rates

SCHEDULE D, PART III

(Effective April 1, 1985)

[Redacted]

Reinsurance Premium Rates

Hartford Life Insurance Companies

200 Hopmeadow Street
Simsbury, CT
November 28, 1989	Mailing Address: P.O. Box 2999
Hartford, CT 06104-2999
Telephone (203) 547-5000

Ron Rohrbacher

Lincoln National Life Insurance Company

Fort Wayne, IN 46801

Dear Ron:

This memo is to advise you that effective January 1, 1990, Hartford Life and Hartford Life and Accident will exclude Accidental Death Benefit reinsurance from all cessions submitted to your company.

Please consider this a letter amendment to the agreements between Hartford Life and Lincoln National Life and between Hartford Life and Accident and Lincoln National Life.

If you prefer to prepare an amendment for signature, please do so and I’ll have it properly executed and returned.

Sincerely,

Sharon Baker

8562N.7

The Hartford Insurance Group

AMENDMENT
Effective November 27, 2006

to the

Reinsurance Treaty #3155501
Effective April 1, 1985 as Novated Effective April 2, 2001
(“Agreement”)

Between

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(“Ceding Company”)

And

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(“Reinsurer”)

RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company’s plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

AMENDMENT

The parties hereby agree that the Ceding Company will no longer cede and the Reinsurer will no longer accept reinsurance under the Agreement for policies issued on or after November 27, 2006. Reinsurance that is now in force under the Agreement will continue to be governed by the terms and conditions of the Agreement until the termination or expiration of all such reinsurance.

Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged.

Reinsurance Treaty - Effective 04/01/1985

Between ILA and Lincoln National

Amendment - Effective 11/27/2006

1

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 27, 2006.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ [ILLEGIBLE]	Attest:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]	Name:	[ILLEGIBLE]
Title:	Vice President	Title:	VP
Date:	[ILLEGIBLE]	Date:	12/05/06

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ [ILLEGIBLE]	Attest:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]	Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]	Title:	VP, ILD
Date:	12/1/2006	Date:	12/1/2006

2

AMENDMENT

to the Reinsurance Agreements (referred to individually as “Agreement” and collectively as the
“Agreements”) listed on the attached Exhibit A
between
Hartford Life Insurance Company of Simsbury, Connecticut
hereinafter referred to as the “Ceding Company”
and
The Lincoln National Life Insurance Company of Fort Wayne, Indiana
hereinafter referred to as the “Reinsurer”

For purposes of this Amendment, it is understood by the parties that any references to the “Ceding Company” in this Amendment, shall be understood to mean the Ceding Company, the Ceding Company’s specific or abbreviated name, the Issuing Company, the Issuing Insurer, the Company, the Insuring Company, the Insurer, the Reinsured or a similar reference in the Agreements. Further, any references to the “Reinsurer” shall be understood to mean the Lincoln, the Reinsurer, the Reinsuring Company or a similar reference in the Agreements, and the Ceding Company and the Reinsurer will collectively be referred to as the “Parties” and individually referred to as a “Party”.

RECITALS

1.                                      The Reinsurer was an accredited reinsurer with the New York State Department of Insurance (the “New York Accreditation”) as of the date the Agreements were executed.

2.                                      The Reinsurer discontinued its New York Accreditation effective October 1, 2007.

3.                                      The Ceding Company wishes to maintain its credit for reinsurance ceded under the Agreements in the State of New York.

4.                                      The Reinsurer agrees to provide security to allow the Ceding Company to maintain its credit for reinsurance ceded under the Agreements in the State of New York.

In consideration of these facts and the mutual promises and covenants contained herein, the Parties agree to amend the Agreements to include the following.

1.                                      The Parties intend that credit for reinsurance ceded under this Agreement shall be allowed the Ceding Company in its statutory financial statements filed in all states within the United States of America in which the Ceding Company is licensed, accredited or otherwise authorized to transact business (“Credit”). The Reinsurer represents to the Ceding Company that it is properly licensed or accredited in all states except the State of New York, and shall notify the Ceding Company immediately upon any change in or loss of such licensing or accreditation.

1

2.                                      In order for credit for reinsurance ceded under this Agreement to be allowed the Ceding Company in its statutory financial statements filed in the state of New York, the Reinsurer shall establish and maintain security at least equal to the Security Amount, as defined in Section 5, at its sole expense, on an annual basis. Such security will be provided in the form of a clean, irrevocable letter of credit acceptable under the insurance laws and regulations of the State of New York.

3.                                      The Parties shall use best efforts to ensure that Credit shall remain available to the Ceding Company throughout the duration of this Agreement.

4.                                      Security Amount means amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses, unearned premiums and reinsurance recoverables on paid and unpaid losses. The Ceding Company shall calculate the Security Amount in accordance with the valuation laws, regulations and actuarial guidelines to which the Ceding Company is subject on each valuation date.

5.                                      The Ceding Company will provide to the Reinsurer an initial statement of the Security Amount on or before December 20, 2007, and thereafter annual statements of the Security Amount. Annual statements of Security Amount will be provided to the Reinsurer no later than 15 days before the end of each year that this Agreement remains in effect.

6.                                      On or before December 31, 2007, the Reinsurer shall apply for and secure delivery to the Ceding Company of one or more clean, irrevocable, evergreen and unconditional letters of credit which meet the applicable laws and regulations of the State of New York and which are in substantial accord with the sample letter of credit attached as Exhibit B to this Amendment (the “Letter of Credit”) for reinsurance ceded under this Agreement.

7.                                      Such amount available for draw under the Letter(s) of Credit shall at all times equal or exceed the Security Amount reported by the Ceding Company in its most recent Security Amount statement for the reinsurance ceded under this Agreement. If such statement shows that the Security Amount is greater than the amount available for draw under the Letter(s) of Credit as of the statement date, the Reinsurer will provide an amendment to the Letter(s) of Credit by December 31st following delivery of such statement, increasing the amount available for draw to the extent necessary. If the Security Amount statement shows that the Security Amount is less than the amount available for draw, the Reinsurer may provide an amendment to the Letter(s) of Credit by December 31st following delivery of such statement releasing any unneeded credit.

8.                                      lf, as a result of a change in the relevant laws and regulations in either the Ceding Company’s state of domicile or the State of New York, the Letter(s) of Credit provided for under this Amendment cease to be a valid form of security for the Ceding Company to receive credit for reinsurance ceded under this Agreement, the Reinsurer shall use commercially reasonable efforts to provide a reinsurance credit instrument satisfying the laws and regulations in the Ceding Company’s state of domicile or the State of New York.

2

9.                                      If, as a result of a change in the relevant laws or regulations in either the Ceding Company’s state of domicile or the State of New York or a change in legal status by either the Ceding Company or the Reinsurer, a lower amount or different type of security is needed to maintain the Ceding Company’s credit for reinsurance ceded under this Agreement, the Reinsurer may reduce the amount of security or change the type of security to meet the requirements. The Parties will cooperate in good faith to effectuate this provision.

10.                               In the event at any time the Letter(s) of Credit become unnecessary in order for the Ceding Company to receive credit for reinsurance ceded under this Agreement, this Amendment establishing the Letter(s) of Credit shall cease to apply, and all other terms and conditions of this Agreement shall remain in full force and effect.

11.                               Notwithstanding any other provision of this Agreement, the Ceding Company or any successor by operation of law of the Ceding Company, including without limitation any liquidator, rehabilitator, receiver or conservator of the Ceding Company, may draw upon such Letters of Credit at any time for any of the following purposes, with such amounts drawn to be applied without diminution because of insolvency of the Ceding Company or the Reinsurer:

(a)                                 To reimburse the Ceding Company for the Reinsurer’s share of premiums returned to the owners of reinsured policies due to cancellation of such policies;

(b)                                 To reimburse the Ceding Company for the Reinsurer’s share of surrenders and benefits or losses paid by the Ceding Company under the terms and provisions of the reinsured policies;

(c)                                  To fund an account with the Ceding Company for an amount at least equal to the deduction, for reinsurance ceded to the Reinsurer, from the Ceding Company’s liabilities for the reinsured policies under this Agreement. Such amount shall include, but not be limited to, amounts for reinsured policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses (if applicable under this Agreement) and unearned premium reserves; and

(d)                                 To pay any other amounts that the Ceding Company claims are due under of this Agreement.

12.                               The Ceding Company shall return to the Reinsurer any amounts drawn on such Letters of Credit which are in excess of the actual amounts required for purposes of subparagraphs 11(a), 11 (b), and 11(c) above. The Ceding Company shall return to the Rcinsurer any amounts drawn on such Letters of Credit for the purpose of subparagraph 11(d) above that are subsequently determined not to be due.

13.                               The Ceding Company shall credit the Reinsurer interest quarterly, at the Prime Rate, on amounts held pursuant to subparagraph 11(c) above. For these purposes, the Prime Rate shall mean the rate (or average of the rates, if more than one (1) rate) published in The Wall  Street Journal as of the last day of the applicable period for which the calculation is being made.

3

14.                               Payment to the Ceding Company by the bank issuing the Letters of Credit shall constitute a payment by the Reinsurer pursuant to this Agreement and shall discharge the Reinsurer of the obligation which gave rise to the draw on the Letters of Credit, provided however, the Reinsurer may later contest whether it had failed to reimburse or pay the Ceding Company as required by this Agreement.

15.                               If the Ceding Company makes demand of payment on the Letters of Credit, the Ceding Company shall provide a copy of the written request to the Reinsurer.

16.                               For each year in which this Agreement is in effect, the Reinsurer shall provide the Ceding Company a report meeting the requirements of section 125.5 of New York Regulation 20 and any other regulations or statutes in the State of New York pertaining to credit taken by a ceding insurer for reinsurance ceded to an unauthorized reinsurer. Such report shall be (a) in writing; (b) signed by an officer of the Reinsurer; and (c) provided to the Ceding Company no later than February 15 following the calendar year for which the Ceding Company’s annual statutory financial statement is being filed. Further, the Reinsurer represents that no portion of the statutory reserves held by the Reinsurer for the Ceding Company’s statutory reserve credit are ceded to any retrocessionaire. The Reinsurer agrees not to retrocede any statutory reserves held by it for the Ceding Company’s statutory reserve credit without the prior written approval of the Ceding Company.

The provisions of this Amendment shall be subject to all terms and conditions of the Agreements which do not conflict with the terms hereof.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate on the dates shown below.

Hartford Life Insurance Company

By:	/s/ Thomas P. Kalmbach	Attest:	/s/ Donna R. Jarvis

Name:	Thomas P. Kalmbach	Name:	Donna R. Jarvis

Title:	VP	Title:	AVP

Date:	December 19, 2007	Date:	December 19, 2007

The Lincoln National Life Insurance Company

By:	/s/ Thomas L. Spurling	Attest:	/s/ [ILLEGIBLE]

Name:	Thomas L. Spurling	Name:	[ILLEGIBLE]

Title:	AVP	Title:	VP

Date:	[ILLEGIBLE]	Date:	[ILLEGIBLE]

5

EXHIBIT A

Listing of Reinsurance Agreements

Reinsurer’s Reference No.	Former LNL Reference No.	Agreement Type	Effective Date
N/A	202/27	Life YRT	1/1/1979
3181201	202/20	Life YRT	10/1/1981
3181101	202/18	Life YRT	4/15/1982
N/A	202/5	Life YRT	1/1/1984
3180701	N/A	Life YRT	4/1/1985
3181301	202/21	Life YRT	1/1/1986
3180601	202/14	Life YRT	11/1/1988
3180801	202/16	Life YRT	5/1/1990
3181001	202/18	Life YRT	2/1/1991
3182301	202/35	Group YRT	8/1/1998

6

EXHIBIT B

Sample Letter of Credit

FOR INTERNAL IDENTIFICATION PURPOSES ONLY
Does Not Affect Terms of Letter of Credit or
Banks Obligation Thereunder

Our No.	Other

Accountholder/Applicant
(Reinsurer)

Beneficiary’s State of Domicile

Irrevocable		Issue Date:
Letter of Credit No.

To Beneficiary:	(Name)
(Address)

We have established this clean, irrevocable and unconditional Letter of Credit in your favor as beneficiary for drawings up to U.S. $                            effective immediately. This Letter of Credit is issued, presentable and payable at our office at (issuing bank address) and expires with our close of business on                                .

The term Beneficiary includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator.

We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit Number                             , for all or any part of this Credit upon presentation of your draft drawn on us at our office specified in paragraph one on or before the expiration date hereof or any automatically extended expiry date.

Except as expressly stated herein, our undertaking is not subject to any agreement, requirement or qualification. The obligation of (issuing bank) under this Letter of Credit is the individual obligation of (issuing bank) and is in no way contingent upon reimbursement with respect thereto.

This Letter of Credit is deemed to be automatically extended without amendment for one year from the expiration date or any future expiration date, unless thirty days prior to such expiration date, we notify you by registered or certified mail that this Letter of Credit will not be renewed for any such additional period.

7

This Letter of Credit is subject to and governed by the Laws of the State of New York and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication No. 500) and, in the event of any conflict, the Laws of the State of New York will control. If this credit expires during an interruption of business as described in Article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within 30 days after the resumption of business.

Very truly yours,

8

AMENDMENT

to the Risk Premium Reinsurance Agreement between the

WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN,”

effective April 1, 1985.

On and after the first day of January, 1986, the REINSURED may cede and the LINCOLN shall accept automatically amounts of reinsurance under the above-mentioned reinsurance agreement not to exceed those described in the attached Schedule B.

On and after the first day of January, 1986, the reinsurance premium rates shown in Schedule D, Part I, attached hereto, of the above- mentioned reinsurance agreement shall apply to [Redacted] of reinsurance on any one life ceded by the REINSURED to the LINCOLN.

It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused-this amendment to be executed in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Date	[ILLEGIBLE]	Date	[ILLEGIBLE]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice President		Assistant Secretary

Date	[ILLEGIBLE]	Date	9.11.86

Revision No. 1

SCHEDULE B
(Effective January 1, 1986)

[Redacted]

Maximum Amounts which the REINSURED may cede Automatically

Life*

Waiver of Premium Disability

The REINSURED may cede automatically Waiver of Premium Disability reinsurance in amount applicable to the amount of Life reinsurance ceded automatically not to exceed the following:

Accidental Death Benefits

SCHEDULE D, PART I
(Effective January 1, 1986)

[Redacted]

Reinsurance Premium Rates

Fully Underwritten Issues

Standard Risks

SCHEDULE D, PART I (Continued)

[Redacted]

Substandard Risks

Waiver of Premium Disability and Payor Benefits

Accidental Death Benefits

Based on the classification of the occupational manual of the REINSURED:

AMENDMENT

to the Risk Premium Reinsurance Agreement between the
WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,
hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,
hereinafter referred to as the “LINCOLN,”

effective April 1, 1985.

1.             The REINSURED’S plans to be reinsured under the above- mentioned reinsurance agreement on and after the twenty-fifth day of August, 1986, shall be those specified in the Appendix I, attached hereto.

2.             On and after the twenty-fifth day of August, 1986, the premium rates as shown in Schedule D, Part III, attached hereto, shall apply to [Redacted] reinsurance on any one life of the REINSURED’S Universal Life (Form L20) plan ceded under the above-mentioned reinsurance agreement.

It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Date	[ILLEGIBLE]	Date	[ILLEGIBLE]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice President		Assistant Secretary

Date	7/29/87	Date	7.24.87

Revision No. 2

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

A.                                                  percent of the REINSURED’S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

	Dates		Letters
Plan	from	through	from	through

Universal Life (Form L17)	4-1-85	—	H	O
Automatic Increase Rider	4-1-85	—	H	O
Universal Life (Form L20)	8-25-86	—	H	O

B.                       Continuations of the REINSURED’S issues of any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

SCHEDULE D, PART III

(Effective August 25,1986)
[Redacted]

Reinsurance Premium Rates

Universal Life (form L20)

Exhibit 4

[Redacted]

Table of Insurance Risk Rates
(per $1000 of Amount at Risk)

AMENDMENT

to the Risk Premium Reinsurance Agreement between the

WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN,”

effective April 1, 1985.

1.             The REINSURED’S plans to be reinsured under the above-mentioned reinsurance agreement on and after the first day of January, 1987, shall be those specified in the Appendix I, attached hereto.

2.             On and after the first day of January, 1987, the premium rates as shown in Schedule D, Part IV, attached hereto, shall apply to [Redacted] reinsurance on any one life of the REINSURED’S Harmony Investment Life (Form L18) plan ceded under the above-mentioned reinsurance agreement.

It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

By	/s/ [Illegible]	By	/s/ [Illegible]

Date	[Illegible]	Date	2-26-87

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By	/s/ [Illegible]	By	/s/ [Illegible]
	Vice President		Assistant Secretary

Date	7/29/87	Date	7.24.87

Revision No. 3

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

A.                                                                     percent of the REINSURED’S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

	Dates		Letters
Plan	from	through	from	through

Universal Life (Form L17)	4-1-85	—	H	O
Automatic Increase Rider	4-1-85	—	H	O
Universal Life (Form L20)	8-25-86	—	H	O
Harmony Investment Life (Form L18)	1-1-87	—	H	O

B.                                     Continuations of the REINSURED’S issues of any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

SCHEDULE D, PART IV
(Effective January 1, 1987)

[Redacted]

Reinsurance Premium Rates

Fully Underwritten Issues

Harmony Investment Life (Form L18)

Standard Risks

SCHEDULE D, PART IV (Continued)

Substandard Risks

Continuations to Issues Reinsured Hereunder

The premium rates for newly-issued policies reinsured under this agreement issued as continuations and in compliance with the terms of the original policy shall be determined as though the continuation was issued on the same date and at the same issue age as the original policy.

Continuations from Issues Reinsured Hereunder

The reinsurance premium shall be as described in the agreement to which covers the new policy. For purposes of calculating premiums for continuations, the continuation shall be determined as though it was issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy. Fees

Notwithstanding the method used to calculate the reinsurance premium rate described herein; for purposes of determining the appropriate policy fee only, a continuation shall be considered a renewal issue if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a first-year policy fee on reinsurance of the original policy.

Waiver of Premium Disability and Payor Benefits

Accidental Death Benefits

Based on the classification of the occupational manual of the REINSURED :

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                                                      It is hereby agreed that on and after the first day of April, 1985, the “PLACING REINSURANCE IN EFFECT” article of the Agreement shall be replaced with the following:

“PLACING REINSURANCE IN EFFECT

1.                                                      When the REINSURED submits a risk to the LINCOLN for reinsurance upon a facultative basis, a facultative application for such reinsurance shall be made on a form in substantial accord with Schedule C. Copies of the original application, all medical examinations, microscopical reports, inspection reports, and all other information which the REINSURED may have pertaining to the insurability of the risk shall accompany the application. Upon receipt of such application, the LINCOLN shall immediately examine the papers and shall notify the REINSURED of its underwriting action as soon as possible.

2.                                                      To effect reinsurance, the REINSURED shall, within thirty working days after the original policy has been reported delivered and paid for, mail to the LINCOLN a reinsurance cession in substantial accord with Schedule C. The LINCOLN shall send the REINSURED a record of reinsurance ceded in substantial accord with Schedule C. Upon request, the REINSURED shall furnish the LINCOLN with copies of any underwriting information in the REINSURED’S files.

3.                                                      To effect Accidental Death reinsurance apart from life reinsurance, the REINSURED shall mail to the LINCOLN consecutively numbered cards in substantial accord with Schedule C.The REINSURED shall send the cards within thirty working days after the original policy has been reported delivered and paid for.

4.                                                      All offers of reinsurance made by the LINCOLN under this agreement shall, unless otherwise terminated by the LINCOLN, automatically terminate on the earlier of (a) the date the LINCOLN receives notice from the REINSURED of its withdrawal of its application and (b) the later of (i) the date 120 days after the date the offer was made by the LINCOLN and (ii) the date specified in the LINCOLN’S approval of a written request from the REINSURED to grant an extension of the offer.”

Revision No. 4

1

2.                                                      It is hereby agreed that on and after the first day of April,1985, the “PAYMENT OF REINSURANCE PREMIUMS” article of the Agreement shall be replaced with the following:

“PAYMENT OF REINSURANCE PREMIUMS

1.                                                      The LINCOLN shall send the REINSURED each month a statement in duplicate showing all outstanding first-year policies for which the LINCOLN’S records have been completed and a statement in duplicate showing all renewal reinsurance premiums on reinsurance policies having anniversaries in the preceding month.

2.                                                      One copy of each statement received from the LINCOLN shall be returned to the LINCOLN not later than fifteen days after the statement was received with notice of any adjustments made necessary by changes in reinsurance during such month. The REINSURED shall remit with such statement the premiums due the LINCOLN as adjusted. Premiums for reinsurance hereunder are payable at the Home Office of the LINCOLN or any other location specified by the LINCOLN and shall be paid on an annual basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

3.                                                      The payment of reinsurance premiums in accordance with the provisions of the preceding paragraph shall be a condition precedent to the liability of the LINCOLN under reinsurance covered by this agreement. In the event that reinsurance premiums are not paid as provided in the preceding paragraph, the LINCOLN shall have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the LINCOLN elects to exercise its right of termination, it shall give the REINSURED thirty days’ notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty day period, are not paid before the expiration of such period, the LINCOLN shall thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid. Policies on which reinsurance premiums subsequently fall due will automatically terminate if reinsurance premiums are not paid when due as provided in paragraph 2 of this article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums in arrears; but, in the event of such reinstatement, the LINCOLN shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The LINCOLN’S right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty-day notice period.

4.                                                      Any payment which either the REINSURED or the LINCOLN shall be obligated to pay to the other may be paid net of any amount which is then due and unpaid under this agreement.”

3.                                                      It is hereby agreed that Schedule E, the Arbitration Schedule, attached hereto, shall be added to the Agreement and the “ARBITRATION: article of the Agreement shall be replaced with the following”

2

“ARBITRATION

It is the intention of the REINSURED and the LINCOLN that the customs and practices of the insurance and reinsurance industry shall be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If the REINSURED and the LINCOLN cannot mutually resolve a dispute which arises out of or relates to this Agreement, however, the dispute shall be decided through arbitration as set forth in Schedule E, the Arbitration Schedule. The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There shall be no appeal from their decision, except that either party may petition a court having jurisdiction over the parties and the subject matter to reduce the arbitrators’ decision to judgment.”

It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	Corporate Counsel

Date	3/5/90	Date	3/5/90

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice president		Assistant Secretary

Date	3/29/90	Date	March 22,1990

3

SCHEDULE E

ARBITRATION SCHEDULE

To initiate arbitration, either the REINSURED or the LINCOLN shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of its receipt.

The arbitration hearing shall be before a panel of three arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney, or consultant of the REINSURED or the LINCOLN or either’s affiliates.

The REINSURED and the LINCOLN shall each name five (5) candidates to serve as an arbitrator. The REINSURED and the LINCOLN shall each choose one candidate from the other party’s list, and these two candidates shall serve as the first two arbitrators. If one or more candidates so chosen shall decline to serve as an arbitrator, the party which named such candidate shall add an additional candidate to its list, and the other party shall again choose one candidate from the list. This process shall continue until two arbitrators have been chosen and have accepted. The REINSURED and the LINCOLN shall each present their initial lists of five (5) candidates by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which are required shall be presented within ten (10) days of the date the naming party receives notice that a candidate that has been chosen declines to serve.

The two arbitrators shall then select the third arbitrator from the eight (8) candidates remaining on the lists of the REINSURED and the LINCOLN within fourteen (14) days of the acceptance of their positions as arbitrators. If the two arbitrators cannot agree on the choice of a third, then this choice shall be referred back to the REINSURED and the LINCOLN. The REINSURED and the LINCOLN shall take turns striking the name of one of the remaining candidates from the initial eight (8) candidates until only one candidate remains. If the candidate so chosen shall decline to serve as the third arbitrator, the candidate whose name was stricken last shall be nominated as the third arbitrator. This process shall continue until a candidate has been chosen and has accepted. This candidate shall serve as the third arbitrator. The first turn at striking the name of a candidate shall belong to the party that is responding to the other party’s initiation of the arbitration. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

4

It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the ARBITRATION section of the Agreement. Therefore, at no time will either the REINSURED or the LINCOLN contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both the REINSURED and the LINCOLN to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that the arbitrator has been named or chosen by one party or the other.

The arbitration hearing shall be held on the date fixed by the arbitrators. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision that sets forth their findings and any award to be paid as a result of the arbitration, except that the arbitrators may not award punitive or exemplary damages. In their decision, the arbitrators shall also apportion the costs of arbitration, which shall include, but not be limited to, their own fees and expenses.

5

CHECK:	☐ Automatic	or	☐ Facultative	*TRANSACTION TYPE	APPLICATION TO:
	☐ RPR	or	☐ Coinsurence	(See reversed Side)
	☐ Medical	or	☐ Non-Medical

STATE OF
INSURED ’S NAME	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	AGE BASIS

JOINT INSURED	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	JOINT AGE

ORIGINAL POLICY NO.	ISSUE DATE	DATE OF APP	SHORT TERM FROM	PLAN(S)	RATE BOOKED	RESERVE BASIS

CEDING COMPANY>	Check Reins. Prem. Type: ☐ SMOKER
☐ NON-SMOKER ☐ AGGREGATE ☐ OTHER PREF

LIFE
BASE PLAN	TERM RIDER	DIS	ADB	Will Policy Contain:
PREVIOUS IN FORCE	$	$	$	$	☐ Aviation Exclusion Provision
☐ Guaranteed Insurability Option
PREVIOUS RETAINED	☐ Increasing Insurance Rider
☐ Term Insurance Dividend Option
ISSUED THIS POLICY	(Is option limited to cash value ☐ Yes ☐ No)
[Redacted]	☐ Check if Applicant has withheld MIB Authorization
RETAINED THIS POLICY

RATING, IF SUBSTANDARD

REINSURED THIS CESSION

FACULTATIVE UNDERWRITING DATA

Underwriting Papers : Check Appropriate Column					Reason for submitting Facultatively:
			Data Outstanding	Not Obtained
		Attached			☐ Over Automatic Limit	☐ Medical Reasons

	Application				☐ Financial Reasons	☐ Other Non-Medical
Examination
	HOS				Describe:
EKG (s)
	X-Ray				Has money been accepted with the Application? ☐ Yes ☐ No
	SMA-Blood Study	[Redacted]
APS	Dr				Is risk being submitted to other Reinsurers? ☐ Yes ☐ No
Dr
	IR				Other Companion cases also submitted:
Questionnaires
	Financial Data				Remarks:
	Other	(describe)

NOTE: Unless otherwise stated, LNL’s offer to reinsure is valid for 120 days from date of last facultative underwriting action.

Underwriter
*TRANSACTION TYPE MUST BE INDICATED		Date
SCHEDULE C

[Redacted]

CHECK:	☐ Automatic	or	☐ Facultative	*TRANSACTION TYPE	APPLICATION TO:
	☐ RPR	or	☐ Coinsurance	(See Reserve Side)
	☐ Medical	or	☐ Non-Medical	LNL POLICY NO.

STATE OF
INSURED ’S NAME	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	AGE BASIS

JOINT INSURED	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	JOINT AGE

ORIGINAL POLICY NO.	ISSUE DATE	DATE OF APP	SHORT TERM FROM	PLAN(S)	RATE BOOKED	RESERVE BASIS

CEDING COMPANY >	Check Reins. Prem. Type: ☐ SMOKER
☐ NON-SMOKER ☐ AGGREGATE ☐ OTHER PREF

LIFE
BASE PLAN	TERM RIDER	DIS	ADB	Will Policy Contain:
PREVIOUS IN FORCE	$	$	$	$	☐ Aviation Exclusion Provision
☐ Guaranteed Insurability Option
PREVIOUS RETAINED	☐ Increasing Insurance Rider
☐ Term Insurance Dividend Option
ISSUED THIS POLICY	(Is option limited to cash value ☐ Yes ☐ No)
[Redacted]	☐ Check if Applicant has withheld MIB Authorization
RETAINED THIS POLICY

RATING, IF SUBSTANDARD

REINSURED THIS CESSION

Date Cession Completed	Signed for Ceding Company by
At

		RPR NET AMOUNT		PREMIUMS				RPR POLICY		COINS. COMM.	COINS. COMM.
[ILLEGIBLE]	AGE	AT RISK	LIFE	TABLE EXTRA	FLAT EXTRA	DIS	ADB	FEE	TOTAL PREMIUM	RATE	& EXP. ALLOW.

[Redacted]

REMARKS:

WIHTDRAWN REASON:
[ILLEGIBLE]
[ILLEGIBLE]
TRANSACTION TYPE MUST BE INDICATED	SEND TO LINCOLN NATIONAL	[ILLEGIBLE]
[ILLEGIBLE]

[Redacted]

SCHEDULE C

[Redacted]

SCHEDULE C

[Redacted]

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)

effective April 1, 1985, between

WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                                       The REINSURED’S plans to be reinsured under the Agreement on and after the first day of January, 1990, shall be those specified in the Appendix I, attached hereto.

2.                                       The reinsurance percentages for the REINSURED’S cost of insurance rates shall be as described in Schedule D, Part V, attached hereto, and shall apply to reinsurance of the REINSURED’S VUL 220, Primary Insured Rider, and Additional Insured Rider plans ceded under the Agreement on and after the first day of January, 1990; such premium rates shall apply any one life, and reinsurance ceded on the basis of such premium rates shall

(a)                                  be subject to a minimum cession         ,

(b)                                 not be eligible for experience refunds,

(c)                                  not be eligible for production or persistency bonuses,

(d)                                 not be eligible for premium tax reimbursement, and

(e)                                  not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.

Revision No. 5

1

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	4/17/90	Date	4/24/90

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice President		Assistant Secretary

Date	5/1/90	Date	May 1, 1990

2

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

A.                                     percent of the REINSURED’S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

	Dates		Letters
Plan	from	through	from	through
Universal Life (Form L17)	04-01-85	—	H	O
Automatic Increase Rider	04-01-85	—	H	O
Universal Life (Form L20)	08-25-86	—	H	O
Harmony Investment Life (Form L18)	01-01-87	—	H	O
VUL 220	01-01-90	—	H	O
Primary Insured Rider	01-01-90	—	H	O
Additional Insured Rider	01-01-90	—	H	O

B.             Continuations of the REINSURED’S issues to any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

3

SCHEDULE D, PART V
(Effective January 1, 1990)

[Redacted]

Reinsurance Premium Rates

VUL 220, Primary Insured Rider, and Additional Insured Rider

Fully-Underwritten Issues

Standard Risks

Substandard Risks

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

4

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

Based on the classification of the occupational manual of the REINSURED:

5

LIMITED TERMINATION AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.             As’of the first day of May, 1990, the REINSURED shall terminate reinsurance on the policies set forth in the Exhibit A, attached hereto.

2.             The reference above to a specific policy is for purposes of description only; such reference shall not create any relationship between the policyholder, beneficiary, or insured of that policy and the LINCOLN, and such reference shall not create any rights in any party other than the REINSURED and the LINCOLN.

3.             The REINSURED’S plans to be reinsured under the Agreement on and after the first day of May, 1990, shall be those specified in the Appendix I, attached hereto.

4.             It is expressly understood and agreed that this amendment shall become effective upon the execution of the Reinsurance Treaty between Hartford Life Insurance Company of Hartford, Connecticut, and The Lincoln National Life Insurance Company of Fort Wayne, Indiana.

Revision No. 6

1

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	10/10/90	Date	10/10/90

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice President		Assistant Secretary

Date	10/29/90	Date	October 24, 1990

2

EXHIBIT A

[Redacted]

Universal Life (Form L17)

Automatic Increase Rider

Universal Life (Form L20)

3

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

The REINSURED’S                             issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A.                     The percentage as indicated below of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

		Dates		Letters
Plan	Percentage	from	through	from	through
Universal Life (Form L17)		04-01-85	04-30-90	H	O
Automatic Increase Rider		04-01-85	04-30-90	H	O
Universal Life (Form L20)		08-25-86	04-30-90	H	O
Harmony Investment Life (Form L18)		01-01-87	—	H	O

B.                                               percent of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN’S offer to reinsure.

	Dates		Letters
Plan	from	through	from	through
Universal Life (Form L17)	04-01-85	04-30-90	A	Z
Automatic Increase Rider	04-01-85	04-30-90	A	Z
Universal Life (Form L20)	08-25-86	04-30-90	A	Z
Harmony Investment Life (Form L18)	01-01-87	—	A	Z

C.                       Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

4

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

Notwithstanding Revision No. 6 effective May 1, 1990, under the Agreement, the REINSURED’S plans to be reinsured under the Agreement on and after the first day of May, 1990, shall be those specified in the Appendix I, attached hereto.

It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

WESTERN LIFE INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	Vice President	Title	Sr. Vice president

Date	1/28/91	Date	1/28/91

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, lndiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice President		Assistant Secretary

Date	2/13/91	Date	February 13,1991

Agreement No.15/Revision No. 7

1

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

A.                                        percent of the REINSURED’S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

	Dates		Letters
Plan	from	through	from	through
Universal Life (Form L17)	04-01-85	04-30-90	H	O
Automatic Increase Rider	04-01-85	04-30-90	H	O
Universal Life (Form L20)	08-25-86	04-30-90	H	O
Harmony Investment Life (Form L18)	01-01-87	—	H	O
VUL 220	01-01-90	—	H	O
Primary Insured Rider	01-01-90	—	H	O
Additional Insured Rider	01-01-90	—	H	O

B.            Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

2

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

WESTERN LIFE INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

WHEREAS, the REINSURED has notified LINCOLN that effective the first day of January, 1992, it changed its corporate name.

NOW THEREFORE, the parties agree to the following:

1.             Effective the first day of January, 1992, the REINSURED under the Agreement shall refer to Fortis Benefits Insurance Company of St. Paul, Minnesota.

2.             The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[Illegible]

By	/s/ [Illegible]	By	/s/ [Illegible]

Title	[Illegible]	Title	[Illegible]

Date	4/3/92	Date	4/3/92

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [Illegible]	By	/s/ [Illegible]
	Vice President		Assistant Secretary

Date	4/21/92	Date	4/21/92

V34995

Agreement No. 15/Revision No. 8

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                                       The REINSURED’S plans to be reinsured under the Agreement on and after the first day of September, 1992, shall be those specified in the Appendix I, attached hereto.

2.                                       The reinsurance percentages for the REINSURED’S cost of insurance rates shall be as described in Schedule D, Part VI, attached hereto, and shall apply to reinsurance of the REINSURED’S Variable Universal Life 500 (VUL500) plan ceded under the Agreement on and after the first day of September, 1992; such premium rates shall apply only to reinsurance which reinsurance ceded on the basis of such premium rates shall

(a)                                  be subject to a minimum cession                        ,

(b)                                 not be eligible for experience refunds,

(c)                                  not be eligible for production or persistency bonuses,

(d)                                 not be eligible for premium tax reimbursement, and

(e)                                  not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

3.                                       The REINSURED shall notify the LINCOLN in writing of any modification the REINSURED makes to the gross premium rates it charges the insured or to any factor which increases the cost or reduces the return to the policyholder for policies reinsured under the Agreement. Such notification shall occur within thirty days following the effective date of such modification. In such event, the LINCOLN reserves the right to modify the reinsurance premium rates proportionately. Any such change to the reinsurance premium rates shall be effective on the same date as the corresponding change made by the REINSURED.

V36776

Agreement No. 15/Revision No. 9

1

4.                                       The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at [ILLEGIBLE]

By	[ILLEGIBLE]	By	[ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	7/27/92	Date	7/27/92

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	[ILLEGIBLE]	By	[ILLEGIBLE]
	2nd Vice president		Assistant Secretary

Date	10/5/92		10/2/92

2

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

The REINSURED’S [Redacted] issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A.                                   Automatic Reinsurance

[Redacted] percent of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

	Dates		Letters
Plan	from	through	from	through
Universal Life (Form L17)	04-01-85	04-30-90	H	O
Automatic Increase Rider	04-01-85	04-30-90	H	O
Universal Life (Form L20)	08-25-86	04-30-90	H	O
Harmony Investment Life (Form L18)	01-01-87	—	H	O
VUL 220	01-01-90	—	H	O
Primary Insured Rider	01-01-90	—	H	O
Additional Insured Rider	01-01-90	—	H	O
Variable Universal Life 500 (VUL500)	09-01-92	—	H	O

B.                                     Facultative Reinsurance

[Redacted] percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insureds having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN’S offer to reinsure.

C.                                     Continuations

Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

3

SCHEDULE D, PART VI
(Effective September 1, 1992)

Reinsurance Premium Rates

Variable Universal Life 500 (VUL500) Plan

Fully Underwritten Issues

Standard Risks

The annual reinsurance premium rate for reinsurance [Redacted] on any one life shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages:

Substandard Risks

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

4

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

Based on the classification of the occupational manual of the REINSURED:

[Redacted]

5

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                                       Notwithstanding Revision No. 5 effective January 1, 1990, to the Agreement, the REINSURED’S unisex cost of insurance rates, attached hereto, shall apply to reinsurance of the REINSURED’S VUL 220, Primary Insured Rider and Additional Insured Rider plans ceded under the Agreement on and after the first day of January, 1990. Such premium rates shall apply one life. Reinsurance ceded on the basis of such premium rates shall

(a)                                  be subject to a minimum cession [Redacted],

(b)                                 not be eligible for experience refunds, [Redacted]

(c)                                  not be eligible for production or persistency bonuses, [Redacted]

(d)                                 not be eligible for premium tax reimbursement, and [Redacted]

(e)                                  not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

2.                                       On and after the first day of January, 1990, the “MISCELLANEOUS” article shall be added to the Agreement and shall read as follows:

“MISCELLANEOUS

1.                                       This Agreement represents the entire agreement between the REINSURED and the LINCOLN and supercedes, with respect to its subject matter, any prior oral or written agreements between the parties.

2.                                       No modification of any provision of this Agreement shall be effective unless set forth in a written amendment to this Agreement which is executed by both parties.

3.                                       A waiver shall constitute a waiver only with respect to the particular circumstances for which it is given and not a waiver of any future circumstance.”

930564/69/H1ON17HP

Agreement No. 15/Revision No.10

1

3.                                       The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	5/10/93	Date	5/10/93

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	5/27/93	Date	5/27/93

2

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)

effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.          On and after the first day of June, 1993, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof and to existing reinsurance ceded before the effective date hereof in accordance with the “INCREASE IN LIMIT OF RETENTION” article of the Agreement of which this amendment is a part.

2.          On and after the first day of June, 1993, the REINSURED may cede and the LINCOLN shall accept automatically amounts of reinsurance not to exceed those described in the Schedule B, attached hereto.

3.          Except as provided in Schedule B, Part I, the LINCOLN shall have no liability under facultative applications for reinsurance unless the REINSURED has accepted the LINCOLN’S offer to reinsure.

4.          On and after the first day of June, 1993, Accidental Death reinsurance in amounts [Redacted] or Life reinsurance in amounts [Redacted] of insurance shall not be placed in effect under this Agreement.

5.          For reinsurance ceded automatically on and after the first day of June, 1993, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

Life Insurance

931011/69/H10N2JK3

Agreement No. 15/Revision No. 11

1

6.          On and after the first day of June, 1993, the “MISCELLANEOUS” article shall be added to the Agreement and shall read as follows:

“MISCELLANEOUS

1.       This Agreement represents the entire agreement between the REINSURED and LINCOLN and supercedes, with respect to its subject matter, any prior oral or written agreements between the parties.

2.       No modification of any provision of this Agreement shall be effective unless set forth in a written amendment to this Agreement which is executed by both parties.

3.       A waiver shall constitute a waiver only with respect to the particular circumstances for which it is given and not a waiver of any future circumstance.”

7.          The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at            [ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	V.P.

Date	11/17/93	Date	11-17-93

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	2/22/94	Date	2-17-94

2

SCHEDULE A
(Effective June 1, 1993)

[Redacted]

Combined Retention Limits of the REINSURED

and Time Insurance Company

Life

Aviation Risks

Cardiac Risks

Waiver of Premium Disability

Accidental Death

The Life retention applicable to the mortality class, plans of insurance, and age at issue less the amount of life retained by the REINSURED on the life.

NOTES:

3

SCHEDULE B

(Effective June 1, 1993)

[Redacted]

Maximum Amounts which the REINSURED may cede Automatically

Life*

Waiver of Premium Disability

The REINSURED may cede automatically Waiver of Premium Disability reinsurance in amounts not to exceed the amount applicable to the amount of Life reinsurance ceded automatically.

Accidental Death Benefits

4

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                                  The plans reinsured under the Agreement on and after the first day of January, 1994, shall be those specified in the Appendix I, attached hereto.

2.                                  For reinsurance ceded automatically on and after the first day of June, 1993, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

3.                                  On and after the first day of January, 1994, Schedule A and Schedule B of the Agreement shall be replaced with the Schedule A and Schedule B, attached hereto.

4.                                  On and after the first day of January, 1994, the premium for reinsurance of the REINSURED’S Waiver of Selected Amount Rider shall be

5.                                  The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

940284/69/H10N5AEU

Agreement No. 15/Revision No. 12

1

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title

Date	3/30/94	Date

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	[ILLEGIBLE]	Date	9-8-94

2

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

The REINSURED’S                                         issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A.           Automatic Reinsurance

                      percent of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

	Dates		Letters
Plan	from	through	from	through
Universal Life (Form L17)	04-01-85	04-30-90	H	O
Automatic Increase Rider	04-01-85	04-30-90	H	O
Universal Life (Form L20)	08-25-86	04-30-90	H	O
Harmony Investment Life (Form L18)	01-01-87	—	H	O
VUL 220	01-01-90	—	H	O
Primary Insured Rider	01-01-90	—	H	O
Additional Insured Rider	01-01-90	—	H	O
Variable Universal Life 500 (VUL500)	09-01-92	—	H	O
Waiver of Selected Amount Rider	01-01-94	—	H	O

B.             Facultative Reinsurance

                     percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insureds having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN’S offer to reinsure.

C.             Continuations

Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

3

SCHEDULE A

(Effective January 1, 1994)

[Redacted]

Combined Retention Limits of the REINSURED
and Time Insurance Company

Life

Aviation Risks

Cardiac Risks

Waiver of Premium Disability and Waiver of Selected Amount Rider

Accidental Death

4

SCHEDULE B

(Effective January 1, 1994)

[Redacted]

Maximum Amounts which the REINSURED may cede Automatically

Life*

Waiver of Premium Disability and Waiver of Selected Amount Rider

The REINSURED may cede automatically Waiver of Premium Disability reinsurance in amounts not to exceed the amount applicable to the amount of Life reinsurance ceded automatically.

Accidental Death Benefits

5

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.             On and after the first day of April, 1994, the “PLACING REINSURANCE IN EFFECT” article of the Agreement shall be replaced with the following:

“PLACING REINSURANCE IN EFFECT

1.             To effect reinsurance, the REINSURED shall, within fifteen working days after the end of each month, mail to the LINCOLN a report in substantial accord with the appropriate forms of the Administrative Forms Schedule.

2.             The REINSURED shall send to the LINCOLN, within seven working days after the end of each quarter, a report in substantial accord with the appropriate forms of the Administrative Forms Schedule.

3.             When the REINSURED submits a risk to the LINCOLN for reinsurance upon a facultative basis, a facultative application for such reinsurance shall be made on a form in substantial accord with the appropriate form of the Administrative Forms Schedule. Copies of the original applications, all medical examinations, microscopical reports, inspections reports, and all other information which the REINSURED may have pertaining to the insurability of the risk shall accompany the application. Upon receipt of such application, the LINCOLN shall immediately examine the papers and shall notify the REINSURED of its underwriting action as soon as possible.

4.             All offers of reinsurance made by the LINCOLN under this Agreement shall, unless otherwise terminated by the . LINCOLN, automatically terminate on the earliest of (a) the date the LINCOLN receives notice from the REINSURED of its withdrawal of its application and (b) the later of (i) the date 120 days after the date the offer was made by the LINCOLN and (ii) the date specified in the LINCOLN’S approval of a written request from the REINSURED to grant an extension of the offer.”

941143/69/H10N8662

Agreement No. 15/Revision No. 13

1

2.             On and after the first day of April, 1994, the “PAYMENT OF REINSURANCE PREMIUMS” article of the Agreement shall be replaced with the following:

“PAYMENT OF REINSURANCE PREMIUMS

1.             The REINSURED shall send the LINCOLN each month a report in substantial accord with the appropriate form in the Administrative Forms Schedule, showing all outstanding first year policies for which the REINSURED’S records have been completed and all renewal reinsurance premiums.

2.             The amount due the LINCOLN shall accompany such report; if the amount is due the REINSURED, the LINCOLN shall remit such amount to the REINSURED within fifteen days of receipt of the report. Premiums for reinsurance hereunder are payable at the Home Office of the LINCOLN or any other location specified by the LINCOLN and shall be paid on a monthly basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

3.             The payment of reinsurance premiums in accordance with the provisions of the preceding paragraph shall be a condition precedent to the liability of the LINCOLN under reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid as provided in the preceding paragraph, the LINCOLN shall have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the LINCOLN elects to exercise its right of termination, it shall give the REINSURED thirty days’ notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty- day period, are not paid before the expiration of such period, the LINCOLN shall thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid. Policies on which reinsurance premiums subsequently fall due will automatically terminate if reinsurance premiums are not paid when due as provided in paragraph 2 of this article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums in arrears; but, in the event of such reinstatement, the LINCOLN shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The LINCOLN’S right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty-day notice period.

4.             Any payment which either the REINSURED or the LINCOLN shall be obligated to pay to the other may be paid net of any amount which is then due and unpaid under this Agreement.”

2

3.             On and after the first day of April, 1994, the “POLICY CHANGES” article of the Agreement shall be replaced with the following:

“POLICY CHANGES

If a change is made in the policy issued by the REINSURED to the insured which affects reinsurance hereunder, the REINSURED shall notify the LINCOLN of such change on the first report submitted to LINCOLN in accordance with paragraph 1 of the “PAYMENT OF REINSURANCE PREMIUMS” article following the change in the policy.”

4.             On and after the first day of April,1994, the “REINSTATEMENTS” article of the Agreement shall be replaced with the following:

“REINSTATEMENTS

If a policy reinsured hereunder lapses for nonpayment of premium and is reinstated in accordance with its terms and the rules of the REINSURED, the LINCOLN shall automatically reinstate its reinsurance under such policy. The REINSURED shall notify LINCOLN of the reinstatement on the first report submitted to LINCOLN in accordance with paragraph 1 of the “PAYMENT OF REINSURANCE PREMIUMS” article following the reinstatement of the original policy. The REINSURED shall pay the LINCOLN all reinsurance premiums in arrears in connection with the reinstatement with interest at the same rate and in the same manner as the REINSURED received under its policy.”

5.             On and after the first day of April, 1994, Schedule C of the Agreement shall be replaced with the Administrative Forms Schedule, attached hereto.

6.             For reinsurance premium computation purposes performed pursuant to this Agreement, each annual premium computation result shall be divided by twelve to change the mode of premium payment from annual to monthly.

7.             The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

3

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	SR VP - LIFE OPERATIONS

Date	12/19/94	Date	12/19/94

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	February 23, 1995	Date	2/22/95

4

ADMINISTRATIVE FORMS SCHEDULE

(Effective April 1, 1994)

[Redacted]

Facultative Application
Policy Detail Report
Summary Premium Report
Policy Exhibit
Quarterly Reserve Report

5

CHECK:	☐ Automatic	or ☐ Facultative	*TRANSACTION TYPE	APPLICATION TO:	[ILLEGIBLE]
	☐ RPR	or ☐ Coinsurance	(See Reverse Side)
	☐ Medical	or ☐ Non-Medical

STATE OF
INSURED‘S NAME	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	AGE BASIS

JOINT INSURED	SEX	BIRTHDATE	BIRTH	RESIDENCE	OCCUPATION	ISSUE AGE	JOINT AGE

ORIGINAL POLICY NO.	ISSUE DATE	DATE OF APP	SHORT TERM FROM	PLAN(S)	RATE BOOKED	RESERVE BASIS

CEDING COMPANY >	Check Reins. Prem. Type: ☐ SMOKER
☐ NON-SMOKER ☐ AGGREGATE ☐ OTHER PREF

LIFE
BASE PLAN	TERM RIDER	DIS	ADB	Will Policy Contain:
PREVIOUS IN FORCE	$	$	$	$	☐ Aviation Exclusion Provision
☐ Guaranteed Insurability Option
PREVIOUS RETAINED	☐ Increasing Insurance Rider
☐ Term Insurance Dividend Option
ISSUED THIS POLICY	[Redacted]	(Is option limited to cash value ☐ Yes ☐ No)
☐ Check if Applicant has withheld MIB Authorization
RETAINED THIS POLICY

RATING, IF SUBSTANDARD

REINSURED THIS CESSION

FACULTATIVE UNDERWRITING DATA

Underwriting Papers : Check Appropriate Column					Reason for submitting Facultatively:
			Data Outstanding	Not Obtained
		Attached			☐ Over Automatic Limit	☐ Medical Reasons

	Application				☐ Financial Reasons	☐ Other Non-Medical
Examination
	HOS				Describe:
EKG (s)
	X-Ray				Has money been accepted with the Application? ☐ Yes ☐ No
	SMA - Blood Study	[Redacted]
APS	Dr				Is risk being submitted to other Reinsurers? ☐ Yes ☐ No
Dr
	IR				Other companion cases also submitted:
Questionnaires
	Financial Data				Remarks:
	Other	(describe)

NOTE: Unless otherwise stated, LNL’s offer to reinsure is valid for 120 days from date of last facultative underwriting action.

Underwriter
Date

*TRANSACTION TYPE MUST BE INDICATED

[Redacted]

Policy Detail Report

               , 19

Risk Premium Reinsurance

For each policy show:

1.	Full name of insured
2.	Sex
3.	Date of Birth
4.	Joint Insured (when applicable)
•Full name
•Sex
•Date of Birth
5.	Amount of Previous In-force within Client Company
6.	Amount of Previous Retention
7.	Amount of New Policy
8.	Amount of New Retention
9	Amount of New Reinsurance Ceded to LINCOLN
10.	Policy Number
11.	Plan and/or Plan Code
12.	Issue Date
13.	Transaction Code
14.	Automatic/Facultative Indicator
15.	Underwriting Basis
16.	Rating
17.	Foreign Currency Code
18.	Par/Non Par Indicator
19.	Current Premiums
(a) Standard Life
(b) Substandard Table Extras
(c) Substandard Flat Extras
(d) Accidental Death Benefits
(e) Waiver of Premium
20.	Total Premium Due
21.	Current Net Amount at Risk
22.	Current Policy Fee
23.	Mode Indicator

Please provide separate reports for first year and renewal reinsurance.

BRPR

6/82

Summary Premium Report

[Redacted]

     , 19

Risk Premium Reinsurance

Total first year basic Life Premiums

Total first year Policy Fees

Total first year Disability Premiums

Total first year Accidental Death Benefits Premiums

Total first year Premiums Due

Total renewal basic Life Premiums	[Redacted]

Total renewal Policy Fees

Total renewal Disability Premiums

Total renewal Accidental Death Benefits Premiums

Total renewal Premiums Due

Grand Total

Policy Exhibit

[Redacted]

                      , 19

Risk Premium Reinsurance

Current Period			Year-to-Date
	Number of Policies	Amount of Reinsurance		Number of Policies	Amount of Reinsurance

In-force Beg. of period			In-force Beg. of Year

Issues-Automatic			Issues-Automatic

Issues-Facultative			Issues-Facultative

Cancellations (NTO’s)			Cancellations (NTO’s)

Reinstates from Cancels			Reinstates from Cancels

Other Increases (Include other reinstatements)			Other Increases (Include other reinstatements)

Total Increases	[Redacted]		Total Increases	[Redacted]

Deaths			Deaths

Recaptures			Recaptures

Expiries & Maturities			Expiries & Maturities

Lapses & Surrenders			Lapses & Surrenders

Other Decreases in Coverage			Other Decreases in Coverage

Total Decreases			Total Decreases

In-force End of period			In-force Year-to-Date

Quarterly Reserve Report

[Redacted]

Mean Reserves as of End of                     Quarter, 19

Risk Premium Reinsurance

Life

Accidental Death Benefits

Waiver of Premium

Mortality Table

Rate of Interest	[Redacted]

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)

effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                                  On and after the first day of August, 1994, paragraph 1(g) shall be added to the “REINSURANCE LIMITS” article of the Agreement and shall read as follows:

“1.(g)                                Provided the conditions for automatic reinsurance described in subparagraphs 1.(a) through (f) above are satisfied, increases in the reinsured net amount at risk issued as a result of the REINSURED’S Corporate Owned Life Insurance (COLI) program on the VUL 220 and VUL 500 plans shall be reinsured automatically up to [Redacted], subject to the appropriate automatic limit shown in Schedule B.”

2.                                  The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	St. Paul, MN

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	3/20/95	Date	3-20-95

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	March 31,1995	Date	3-31-95

950108/69/H1ONAPU7

Agreement No. 15/Revision No. 14

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)

effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,
hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.             On and after the first day of January, 1995, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof.

2.             For ages 71 through 80, the premium rates labeled “VUL 2” under the Agreement shall be extended to include the rates attached hereto and labeled “VUL 220”; and the premium rates labeled “VUL 500 PLUS” under the Agreement shall be extended to include the rates attached hereto and labeled “VUL 500”; such rates shall apply to reinsurance ceded under the Agreement on and after the first day of January, 1995.

3.             The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	03/20/95	Date	3-20-95

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	March 31, 1995	Date	[ILLEGIBLE]

95019/69/H10NAPXA

Agreement No. 15/Revision No. 15

1

TABLE la

Current Cost of Insurance Charges Per $1,000 of Insurance Coverage*

Select Rates

[Redacted]

TABLE lb

Current Cost of Insurance Charges Per $1,000 of Insurance Coverage*

Select Rates

[Redacted]

AMENDMENT

to each Reinsurance Agreement (the “Agreement”) between FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota, (“REINSURED”), and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana, (“LINCOLN”), listed on ATTACHMENT I.

1.             With respect to each of the Reinsurance Agreements (referred to separately as “Agreement”), the REINSURED and the REINSURER agree to the following pursuant to Section 1.848-2 (g) (8) of the Income Tax Regulations issued December 1992, whereby:

ELECTION UNDER TREAS. REG. SECTION 1.848-2 (q) (8)

A.                               LINCOLN and the REINSURED each acknowledge that it is subject to taxation under Subchapter “L” of the Internal Revenue Code of 1986 (the “Code”).

B.                               With respect to such Agreement, LINCOLN and the REINSURED agree to the following pursuant to Section 1.848-2 (g) (8) of the Income Tax Regulations issued December 1992, whereby:

(1)                        Each party shall attach a schedule to its federal income tax return which identifies the relevant Reinsurance Agreements for which the joint election under the Regulation has been made;

(2)                        The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for such Agreement for ech taxable year, shall capitalize specified policy acquisition expenses with respect to such Agreement without regard to the general deductions limitation of Section 848 (c) (1);

(3)                        Each party agrees to exchange information pertaining to the amount of net consideration under such Agreement each year to ensure consistency; and

(4)                        The REINSURED shall submit a schedule to LINCOLN by April 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the REINSURED stating that the REINSURED shall report such net consideration in its tax return for the preceding calendar year. LINCOLN shall provide its calculation to the REINSURED no later than

950501/69/H1ONCW3Q

See Attachment I

[ILLEGIBLE]

1

thirty (30) days after, and perhaps prior to, LINCOLN’S receipt of the REINSURED’S calculation; and

(5)                       If LINCOLN contests the REINSURED’S calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date in which the later of the two calculations is submitted. Upon reaching such agreement on an amount of the net consideration, each party shall report such an amount in their respective tax returns for the previous calendar year. If LINCOLN does not contest the REINSURED’S calculation, LINCOLN shall report the net consideration as determined by the REINSURED in LINCOLN’S tax return for the previous calendar year; and

(6)                       If such Agreement was entered into prior to November 15, 1991, this election shall be effective for 1992 and for all subsequent years that such Agreement remains in effect. If such Agreement was entered into after November 14, 1991, this election shall be effective for the year that such Agreement remains in effect.

2.     The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	9/18/96	Date	9/18/96

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ Elena Miler
	Vice President		Assistant Secretary

Date	August 26, 1996	Date	August 28, 1996

2

ATTACHMENT I

Agreement Number	Revision Number	Effective Date	Status	Agreement Type Description

1	5	03-15-19	Closed	Risk Premium Reinsurance
2	4	07-23-28	Closed	Risk Premium Reinsurance
3	9	11-01-44	Closed	Risk Premium Reinsurance
4	9	11-25-52	Closed	Risk Premium Reinsurance
7	14	01-01-65	Closed	Risk Premium Reinsurance
8	8	07-01-75	Closed	Risk Premium Reinsurance
9	11	03-01-77	Effective	Risk Premium Reinsurance
10	10	08-01-80	Effective	Risk Premium Reinsurance
12	8	08-01-81	Effective	Coinsurance
13	15	10-01-81	Effective	Risk Premium Reinsurance
14	5	07-11-84	Effective	Risk Premium Reinsurance
15	16	04-01-85	Effective	Risk Premium Reinsurance
16	14	08-01-87	Effective	Risk Premium Reinsurance
18	1	08-01-94	Pending	Risk Premium Reinsurance
101	6	08-01-80	Closed	Risk Premium Reinsurance
103	9	08-01-81	Closed	Coinsurance
104	15	10-01-81	Closed	Risk Premium Reinsurance
105	7	07-11-84	Closed	Risk Premium Reinsurance
106	7	04-01-85	Closed	Risk Premium Reinsurance

Status Description:

Effective -             Reinsurance Agreement signed, returned, and in effect.

Closed -                 Reinsurance Agreement closed for new business; but with in-force business still covered by that agreement.

Pending -               Reinsurance Agreement proposed or pending.

3

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.               The reinsurance percentages for the REINSURED’S cost of insurance rates shall be as described in Schedule D, Part V, attached hereto, and shall apply to reinsurance of the REINSURED’S VUL 220, Primary Insured Rider, and Additional Insured Rider plans ceded under the Agreement on, after and prior to the first day of May, 1995; such premium rates shall apply

                                                                                                                                                                                                                )

on any one life, and reinsurance ceded on the basis of such premium rates shall

(a)                        be subject to a minimum cession                  ,

(b)                       not be eligible for experience refunds,

(c)                        not be eligible for production or persistency bonuses,

(d)                       not be eligible for premium tax reimbursement, and

(e)                        not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

2.               The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

950972/69/H10NFCT6

Agreement No. 15/Revision No. 17

1

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	9/15/95	Date	9-15-95

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	[ILLEGIBLE]	Date	11/27/95

2

SCHEDULE D, PART V
(Effective May 1, 1995)

[Redacted]

Reinsurance Premium Rates

VUL 220, Primary Insured Rider, and Additional Insured Rider

Fully-Underwritten Issues

Standard Risks

Substandard Risks

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

3

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

Based on the classification of the occupational manual of the REINSURED :

[Redacted]

4

TABLE 1a

Current Cost of Insurance Charges Per $1,000 of Insurance Coverage*

Select Rates

[Redacted]

TABLE 1
Current Cost of Insurance Rate Changes

[Redacted]

APPENDIX A

[Redacted]

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)

effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.             On and after the first day of July, 1995, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof.

2.             The reinsurance percentages for the REINSURED’S cost of insurance rates shall be as described in Schedule D, Part V, attached hereto, and shall apply to reinsurance of the REINSURED’S VUL 220, Primary Insured Rider, and Additional Insured Rider plans ceded under the Agreement on and after the first day of July, 1995; such premium rates shall apply any one life, and reinsurance ceded on the basis of such premium rates shall

(a)                        be subject to a minimum cession     ,

(b)                       not be eligible for experience refunds,

(c)                        not be eligible for production or persistency bonuses,

(d)                       not be eligible for premium tax reimbursement, and

(e)                        not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

3.             The reinsurance percentages for the REINSURED’S cost of insurance rates shall be as described in Schedule D, Part VI, attached hereto, and shall apply to reinsurance of the REINSURED’S Variable Universal Life 500 (VUL500) plan ceded under the Agreement on and after the first day of July, 1995; such premium rates shall apply only to reinsurance which when

950973/69/H1ONFCVF

Agreement No. 15/Revision No. 18

1

                                                                                                                                                 any one life, and reinsurance ceded on the basis of such premium rates shall

(a)                        be subject to a minimum cession                 ,

(b)                       not be eligible for experience refunds,

(c)                        not be eligible for production or persistency bonuses,

(d)                       not be eligible for premium tax reimbursement, and

(e)                        not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

4.             The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	9/15/95	Date	9-15-95

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	[ILLEGIBLE]	Date	11/27/95

2

SCHEDULE A

(Effective July 1, 1995)

[Redacted]

Combined Retention Limits of the REINSURED
and Time Insurance Company

I.    Single Life Base Policy

Aviation Risks

Cardiac Risks

II.    Single Life Term Rider

III.    Waiver of Premium Disability and Waiver of Selected Amount Rider

Accidental Death

The Life retention applicable to the mortality class, plan of insurance, and age at issue less the amount of life retained by the REINSURED on the life.

3

SCHEDULE D, PART V

(Effective July 1, 1995)

[Redacted]

Reinsurance Premium Rates

VUL 220, Primary Insured Rider, and Additional Insured Rider

Fully-Underwritten Issues

Standard Risks

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

4

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

5

SCHEDULE D, PART VI

(Effective July 1, 1995)

[Redacted]

Reinsurance Premium Rates

Variable Universal Life 500 (VUL500) Plan

Fully Underwritten Issues

Standard Risks

Substandard Risks

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

6

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

7

TABLE lb

Current Cost of Insurance Charges Per $1,000 of Insurance Coverage*

select Rates

[Redacted]

VUL 500 PLUS UNISEX
COST OF INSURANCE CHARGES

[Redacted]

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of St. Paul, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                   For policies first ceded on and after the first day of January, 1996, the reinsurance premium rates, for the portion of reinsurance

2.                   Notwithstanding paragraph 1 above, for policies first submitted to LINCOLN for facultative consideration in 1995 and ceded to LINCOLN after the first day of January, 1996, the reinsurance premium rates

3.                   The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	9/18/96	Date	9/18/96

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
Vice President			Assistant Secretary

Date	August 28, 1996	Date	August 28, 1996

960218/69/H10NJVW5

Agreement No. 15/Revision No. 19

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)
effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of Woodbury, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as the “LINCOLN.”

1.                             On and after the first day of March, 1997, reinsurance of continuations of The Old Line Life Insurance Company of America term policies sold by the REINSURED’S agents under the Agreement shall be specified in the Appendix I, attached hereto.

2.                             The reinsurance premium for continuations as described in paragraph C(2) of the Appendix I shall be the appropriate first-year cost of insurance rate times the appropriate renewal percentage of the policy being continued to under the Agreement.

3.                             The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	[ILLEGIBLE]

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	[ILLEGIBLE]	Date	2-11-98

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Second Vice President		Assistant Secretary

Date	January 28, 1998	Date	January 28, 1998

970682df.amd/69

Agreement No. 15 / Revision No. 20

1

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

The REINSURED’S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A.           Automatic Reinsurance

[Redacted] percent ([Redacted]%) of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

	Dates		Letters
Plan	from	through	from	through

Universal Life (Form L17)	04-01-85	04-30-90	H	O
Automatic Increase Rider	04-01-85	04-30-90	H	O
Universal Life (Form L20)	08-25-86	04-30-90	H	O
Harmony Investment Life (Form L18)	01-01-87	04-30-90	H	O
VUL 220	01-01-90	—	H	O
Primary Insured Rider	01-01-90	—	H	O
Additional Insured Rider	01-01-90	—	H	O
Variable Universal Life 500 (VUL 500)	09-01-92	—	H	O
Waiver of Selected Amount Rider	01-01-94	—	H	O

B.             Facultative Reinsurance

[Redacted] percent ([Redacted]%) of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insureds having surnames beginning with the letters A through Z shall be ceded under this Agreement provided the REINSURED has accepted LINCOLN’S offer to reinsure.

2

APPENDIX I (Continued)

C.             Continuations

(1)          Continuations to the insurance specified above shall be ceded under this Agreement provided the original policy was reinsured with LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

(2)          Continuations of The Old Line Life Insurance Company of America of Milwaukee, Wisconsin, term policies, for insureds having surnames beginning with the letters A through Z, which are sold by the REINSURED’S agents. Such continuations shall be subject to the following:

(a)          The face amount shall not exceed.

(b)         Any policy being continued must have been issued on a standard basis.

(c)          The continuation shall be applied for prior to the end of the third policy year.

(d)         The maximum age of the insured at the time of the continuation shall not exceed age 60.

(e)          Coverage shall be continued without new evidence of insurability.

3

AMENDMENT

to the Risk Premium Reinsurance Agreement (the “Agreement”)

effective April 1, 1985, between

FORTIS BENEFITS INSURANCE COMPANY of Woodbury, Minnesota,

hereinafter referred to as the “REINSURED,”

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

hereinafter referred to as “LINCOLN.”

1.             The plans reinsured under the Agreement on and after the first day of May, 1999, shall be those specified in the Appendix I, attached hereto.

2.             For reinsurance ceded automatically on and after the first day of May, 1999, under the Agreement, the sum of the amount of insurance already in force on ,the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

Life Insurance

[Redacted]

Waiver of Premium and

[Redacted]

3.             On and after the first day of May, 1999, the REINSURED may cede and LINCOLN shall accept automatically amounts of reinsurance not to exceed those described in the Schedule B, attached hereto.

990537jg.amd / 69

Agreement No. 15 / Revision No. 21

1

4.             The reinsurance premiums for the REINSURED’S Wall Street Series Variable Universal Life plan shall be as described in Schedule D, Part VII, attached hereto, and shall apply to reinsurance ceded under the Agreement on and after the first day of May, 1999. Reinsurance ceded on the basis of such premium rates shall

(a)                                  be subject to a minimum cession of [Redacted],

(b)                                 not be eligible for experience refunds, [Redacted]

(c)                                  not be eligible for production or persistency bonuses, [Redacted]

(d)                                 not be eligible for premium tax reimbursement, and [Redacted]

(e)                                  not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten (10) years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten (10) years and the time period specified for reinsurance of the original policy.

5.                                       The reinsurance premiums for the REINSURED’S Private Placement Variable Universal Life plan shall be as described in Schedule D, Part VIII, attached hereto, and shall apply to reinsurance of the REINSURED’S Private Placement Variable Universal Life plan ceded under the Agreement on and after the first day of May, 1999. Reinsurance ceded on the basis of such premium rates shall

(a)                                  be subject to a minimum cession of [Redacted],

(b)                                 not be eligible for experience refunds, [Redacted]

(c)                                  not be eligible for production or persistency bonuses, [Redacted]

(d)                                 not be eligible for premium tax reimbursement, and [Redacted]

(e)                                  not be reduced as set forth in the “INCREASE IN LIMIT OF RETENTION” article until it has been in force for at least ten (10) years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten (10) years and the time period specified for reinsurance of the original policy.

6.             Reinsurance of non-underwritten increases in policy death benefits required to comply with Section 7702 of the Internal Revenue Code shall be reinsured in the same proportion as the initial amount. Such increases may be ceded automatically provided the ultimate death benefit does not exceed the lesser of (a) [Redacted] or (b) [Redacted]

7.             The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

2

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	ST. PAUL, MN

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	[ILLEGIBLE]

Date	[ILLEGIBLE]	Date	[ILLEGIBLE]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort, wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Vice President		Assistant Secretary

Date	May 20, 1999	Date	5/19/99

3

APPENDIX I

Insurance Subject to Reinsurance under this Agreement

The REINSURED’S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A.                Automatic Reinsurance

The percentage as indicated below of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

		Dates		Letters
Plan	Percentage	from	through	from	through
Universal Life (Form L17)		04-01-85	04-30-90	H	O
Automatic Increase Rider		04-01-85	04-30-90	H	O
Universal Life (Form L20)		08-25-86	04-30-90	H	O
Harmony Investment Life (Form L18)		01-01-87	—	H	O
VUL 220		01-01-90	—	H	O
Primary Insured Rider		01-01-90	—	H	O
Additional Insured Rider		01-01-90	—	H	O
Variable Universal Life 500 (VUL500)		09-01-92	—	H	O
Waiver of Selected Amount Rider		01-01-94	—	H	O
Wall Street Series Variable Universal Life		05-01-99	—	A	Z
Private Placement Variable Universal Life		05-01-99	—	A	Z
Primary Insured Rider		05-01-99	—	A	Z
Additional Insured Rider		05-01-99	—	A	Z

B.                  Facultative Reinsurance

[Redacted] percent ([Redacted]%) of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insureds having surnames beginning with the letters A through Z shall be ceded under this Agreement provided the REINSURED has accepted LINCOLN’S offer to reinsure.

4

C. Continuations

(1)          Continuations to the insurance specified above shall be ceded under this Agreement provided the original policy was reinsured with LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

(2)          Continuations of The Old Line Life Insurance Company of America of Milwaukee, Wisconsin, term policies, for insureds having surnames beginning with the letters A through Z, which are sold by the REINSURED’S agents. Such continuations shall be subject to the following:

(a)          The face amount shall not exceed                                                  .

(b)   Any policy being continued must have been issued on a standard basis.

(c)   The continuation shall be applied for prior to the end of the third policy year.

(d)         The maximum age of the insured at the time of the continuation shall not exceed age sixty (60).

(e)          Coverage shall be continued without new evidence of insurability.

5

SCHEDULE B
(Effective May 1, 1999)

[Redacted]

Maximum Amounts which the REINSURED may cede Automatically
Life

Waiver of Premium Disability and Waiver of Selected Amount Rider

The REINSURED may cede automatically Waiver of Premium Disability reinsurance in amounts not to exceed the amount applicable to the amount of Life reinsurance ceded automatically.

Accidental Death Benefits

6

SCHEDULE D, PART VII

(Effective May 1, 1999)

[Redacted]

Reinsurance Premium Rates
Wall Street Series Variable Universal Life, Primary Life and Additional Insured Rider
Fully Underwritten Issues

Substandard Risks

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this Agreement as continuations shall be the appropriate premium described in this Agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

7

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this Agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between LINCOLN and the REINSURED, reinsurance shall continue hereunder.

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid LINCOLN a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

8

SCHEDULE D, PART VIII

(Effective May 1, 1999)

Reinsurance Premium Rates
Private Placement Variable Universal Life
Fully Underwritten Issues

[Redacted]

Substandard Risks

[Redacted]

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this Agreement as continuations shall be the appropriate premium described in this Agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this Agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between LINCOLN and the REINSURED, reinsurance shall continue hereunder.

9

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid LINCOLN a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

10

AMENDMENT

to each Reinsurance Agreement between FORTIS BENEFITS INSURANCE COMPANY of Woodbury, Minnesota (“REINSURED”), and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana (“LINCOLN”), including but not limited to those agreements listed on the attachment (“Reinsurance Agreements”), but excluding any agreements which already include an election statement provided for in Section 1.848-2 (g) (8) (iii) of the Income Tax Regulations.

1.                                 The LINCOLN and the REINSURED each represents and warrants that it is subject to taxation under Subchapter “L” of the Internal Revenue Code of 1986 (the “Code”).

2.                                 With respect to each of the Reinsurance Agreements (referred to separately as “Agreement”), the LINCOLN and the REINSURED agree to the following pursuant to Section 1.848-2 (g) (8) of the Income Tax Regulations issued December 1992, whereby:

(a)                                Each party shall attach a schedule to its federal income tax return which identifies the relevant Reinsurance Agreements for which the joint election under the Regulation has been made;

(b)                                The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for such Agreement for each taxable year, shall capitalize specified policy acquisition expenses with respect to such Agreement without regard to the general deductions limitation of Section 848 (c) (1);

(c)                                 Each party agrees to exchange information pertaining to the amount of net consideration under such Agreement each year to ensure consistency; and

(d)                                If such Agreement was entered into prior to November 15, 1991, this election shall be effective for 1992 and for all subsequent years that such Agreement remains in effect. If such Agreement was entered into after November 14, 1991, this election shall be effective for the year that the Agreement was entered into and for all subsequent years that such Agreement remains in effect.

H1ON1FHT / 69
Agreement no. 15 / Revision No. 22	[ILLEGIBLE]

1

3.                                 The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FORTIS BENEFITS INSURANCE COMPANY

Signed at	St. Paul, MN

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

Title	[ILLEGIBLE]	Title	V.P.

Date	11/17/93	Date	11-17-93

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
Second Vice President			Assistant Secretary

Date	5/24/93	Date	5/24/93

2

SUMMARY OF AGREEMENTS FOR BUSINESS ACCEPTED FROM
FORTIS BENEFITS INSURANCE COMPANY - MN
COMMON COMPANY NUMBER: 00069
BY
LINCOLN NATIONAL LIFE INSURANCE COMPANY

AGREEMENT	EFFECTIVE
NUMBER	DATE	STATUS	AGREEMENT TYPE DESCRIPTION
001	03/15/1919	CLOSE	RPR
002	07/23/1928	CLOSE	RPR
003	11/01/1944	CLOSE	RPR
008	07/01/1975	CLOSE	RPR
010	08/01/1980	EFF	RPR
101	08/01/1980	CLOSE	RPR
011	02/01/1981	CLOSE	COX
102	02/01/1981	CLOSE	COX
012	08/01/1981	EFF	COX
103	08/01/1981	CLOSE	COX
013	10/01/1981	EFF	RPR
104	10/01/1981	CLOSE	RPR
014	07/11/1984	EFF	RPR
105	07/11/1984	CLOSE	RPR
015	04/01/1985	EFF	RPR
106	04/01/1985	CLOSE	RPR

STATUS DESCRIPTIONS:

EFF	-	REINSURANCE AGREEMENT SIGNED, RETURNED AND IN EFFECT
CLOSE	-	REINSURANCE AGREEMENT CLOSED. BUT WITH OUTSTANDING BUSINESS STILL COVERED BY THAT AGREEMENT
PNOG	-	REINSURANCE AGREEMENT PROPOSFD OR PENDING

Amendment #25 to the April 1, 1985 Risk Premium Reinsurance Agreement No. I59507US-85 (#3155501) between Hartford Life and Annuity Insurance Company, of Simsbury, Connecticut (“the Reinsured”) and The Lincoln National Life Insurance Company, of Fort Wayne, Indiana (“Lincoln”)

The Reinsured and Lincoln agree to amend the Agreement in the following manner in order to correct an error on Amendment #21 effective May 1, 1999 wherein the reinsurance terms for the Cost of Living Adjustment Rider (COLA 99) were inadvertently omitted from the amendment. This Rider is a benefit to the Wall Street Series Variable Universal Life plan which was amended to the agreement effective May 1, 1999:

1.                             Appendix I, Insurance Subject to Reinsurance under this Agreement, Schedule A, Retention Limits of the Reinsured, and Schedule D Part VII, Reinsurance Premium Rates, are amended and replaced in the entirety with the attached Appendix I, Schedule A, and Schedule D Part VII.

2.                             All other provisions of the Reinsurance Agreement shall continue unchanged.

Made in duplicate and executed by both parties.

Hartford Life and Annuity Insurance Company

By:	/s/ [ILLEGIBLE]	By:	/s/ Mike Roscoe

Title:	[ILLEGIBLE]	Title:	Senior Vice President
IL Product Management
Date:	2/6/2009	Date:	2/9/09

The Lincoln National Life Insurance Company

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

Title:	Vice President	Title:	VP

Date:	2-25-09	Date:	2/25/09

I59507US-85 (#3155501) Amendment No. 25 (19990501)

(ODB #I02070US-08)

Schedule A
(Effective May 1, 1999)
Retention Limits of the Reinsured

[Redacted]

I.                 Single Life Base Policy

Aviation Risks

Cardiac Risks

II.             Riders

a.)           Single Life Term Rider:

b.)          Cost of Living Adjustment Rider (COLA 99):

Ill.           Waiver of Premium Disability and Waiver of Selected Amount Rider:

IV.         Accidental Death:

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APPENDIX I
Insurance Subject to Reinsurance under this Agreement
(Effective as of the dates shown below)

The Reinsured’s entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A.     Automatic Reinsurance: The percentage as indicated below of the reinsurance the Reinsured cedes automatically of the plans specified below shall be ceded under this Agreement:

		Dates		Letters
Plan and Riders	Percentage	from	through	from	through

Universal Life (Form L17)		04-01-85	04-30-90	H	O
Automatic Increase Rider		04-01-85	04-30-90	H	O
Universal Life (Form L20)		08-25-86	04-30-90	H	O
Harmony Investment Life (Form L18)		01-01-87	11-26-06	H	O
VUL 220		01-01-90	11-26-06	H	O
Primary Insured Rider		01-01-90	11-26-06	H	O
Additional Insured Rider		01-01-90	11-26-06	H	O
Variable Universal Life 500 (VUL500)		09-01-92	11-26-06	H	O
Waiver of Selected Amount Rider		01-01-94	11-26-06	H	O
Wall Street Series VUL		05-01-99	11-26-06	A	Z
Cost of Living Adjustment Rider (COLA99)*		05-01-99	11-26-06	A	Z
Private Placement Variable Universal Life		05-01-99	11-26-06	A	Z
Primary Insured Rider		05-01-99	11-26-06	A	Z
Additional Insured Rider		05-01-99	11-26-06	A	Z

*COLA99 Rider is a benefit to the Wall Street Series VUL plans.

B.      Facultative Reinsurance: [Redacted] percent ([Redacted]%) of the reinsurance the Reinsured cedes facultatively of the insurance specified above to insureds having surnames beginning with the letters A through Z shall be ceded under this Agreement provided the Reinsured has accepted Lincoln’s offer to reinsure.

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Schedule D, Part VII
(Effective May 1, 1999)

[Redacted]

Reinsurance Premium Rates

Wall Street Series Variable Universal Life, Primary Life, Additional Insured Rider, and Cost of Living Adjustment Rider (COLA 99)

Fully Underwritten Issues

Substandard Risks

Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this Agreement as continuations shall be the appropriate premium described in this Agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

4

Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this Agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between Lincoln and the Reinsured, reinsurance shall continue hereunder.

Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating basic premium, be considered a renewal if the Reinsured has paid Lincoln a first-year policy fee on reinsurance of the original policy and as a new issue if the Reinsured has not paid Lincoln a policy fee on reinsurance of the original policy.

Waiver of Premium Disability

[Redacted]

Accidental Death Benefits

[Redacted]

5